Exhibit 10-DD

                                               Conformed Copy



                         CHRYSLER CREDIT CANADA LTD.
                             Seller and Servicer


                                     and


                           THE ROYAL TRUST COMPANY
                                  Custodian

                                     and

                                 PRIME TRUST
                                  Purchaser

                                     and

                         AUTO RECEIVABLES CORPORATION
                                  Purchaser

                                     and

                        CHRYSLER FINANCIAL CORPORATION
                              Limited Guarantor

                                  ---------

                             Amended and Restated
                           Series 1995-1 SUPPLEMENT
                        Dated as of December 16, 1997

                                      to

                             AMENDED AND RESTATED
                   MASTER CUSTODIAL AND SERVICING AGREEMENT
                        Dated as of December 16, 1997

                                  ---------

                                Series 1995-1

                      Amended and Restated Series 1995-1 SUPPLEMENT dated as of December 16, 1997 (the "Series Supplement"), between CHRYSLER CREDIT CANADA LTD., a Canadian corporation, as Seller and Servicer, THE ROYAL TRUST COMPANY, a trust company organized and existing under the laws of Canada, as Custodian, PRIME TRUST, a trust established pursuant to the laws of Ontario, as Purchaser and AUTO RECEIVABLES CORPORATION, an Ontario corporation, as Purchaser and CHRYSLER FINANCIAL CORPORATION, a Michigan corporation, as limited guarantor.


        WHEREAS pursuant to Section 6.03 of the Master Custodial and Servicing Agreement dated as of September 1, 1992, as amended, among the Seller, the Servicer and the Custodian, the Seller directed the Custodian to issue Series 1995-1 Investor Master Custodial Certificates as a Class A Certificate and a Class B Certificate, the Principal Terms of which were specified in the Series 1995-1 Supplement among the Seller, the Custodian, CoRe Trust and Auto Receivables Corporation;

        AND WHEREAS the said Master Custodial and Servicing Agreement has been amended and restated as of December 16, 1997 (such agreement as amended and restated being herein referred to as the "Agreement");

        AND WHEREAS CoRe Trust has assigned the Class A Certificate to Prime Trust;

        AND WHEREAS the parties to the Series 1995-1 Supplement (other than CoRe Trust) and Prime Trust wish to amend and restate the same, by deleting as a party CoRe Trust, adding as a party Prime Trust and making certain further amendments thereto and restating the same as provided herein;


        NOW THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows:


                                  ARTICLE 1

                        Creation of the Series 1995-1
                        -----------------------------
                        Master Custodial Certificates
                        -----------------------------

SECTION 1.1    Designation
               -----------

        (a) There is hereby created a Series of Investor Master Custodial Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as the "Master Custodial Certificates, Series 1995-1", such Series to consist of two classes of Investor Master

Custodial Certificates, a Class A Certificate and a Class B Certificate. The Class B Certificate shall be subordinated in right of payment to the Class A Certificate to the extent set forth herein.

        (b) In the event that any term or provision contained herein shall conflict with or be inconsistent with any terms or provisions contained in the Agreement, the terms and provisions of this Series Supplement shall govern.


                                  ARTICLE 2

                                 Definitions
                                 -----------

SECTION 2.1    Definitions
               -----------

        (a) Whenever used in this Series Supplement the following words and phrases shall have the following meanings.

        "Additional Carry-over Amount" shall mean an Additional Class A Carry-over Amount and/or an Additional Class B Carry-over Amount.

        "Additional Class A Carry-over Amount" shall have the meaning specified in Section 4.2(d).

        "Additional Class A Interest Amount" shall have the meaning specified in Section 4.2(c).

        "Additional Class B Carry-over Amount" shall have the meaning specified in Section 4.2(f).

        "Additional Class B Interest Amount" shall have the meaning specified in Section 4.2(e).

        "Additional Interest Amount" shall mean Additional Class A Interest Amount and/or an Additional Class B Interest Amount.

        "Additional Issue Expenses" shall have the meaning specified in
Section 3.1.

        "Allocable Defaulted Amount" shall mean, with respect to any Collection Period the product of (a) the Series 1995-1 Allocation Percentage with respect to such Collection Period and (b) the Defaulted Amount with respect to such Collection Period.

        "Allocable Miscellaneous Payments" shall mean, with respect to any Distribution Date, the product of (a) the Series 1995-1 Allocation Percentage for the related Collection Period and (b) Miscellaneous Payments with respect to the related Collection Period.

        "Allocable Non-Principal Collections" shall mean, with respect to any Deposit Date, the product of (a) the Series 1995-1 Allocation Percentage for the related Collection Period and (b) the aggregate amount of Collections of Non-Principal Receivables relating to such Deposit Date.

        "Allocable Principal Collections" shall mean, with respect to any Deposit Date, the product of (a) the Series 1995-1 Allocation Percentage for the related Collection Period and (b) the aggregate amount of Collections of Principal Receivables relating to such Deposit Date.

        "Assets Receivables Rate" shall mean, with respect to any Interest Period, an amount expressed as a percentage equal to 12 multiplied by a fraction, (a) the numerator of which is the sum of (i) Investor Non-Principal Collections for the Collection Period immediately preceding the last day of such Interest Period (which, for the purposes of this definition only, shall be determined based on the Non-Principal Receivables billed to the Dealers which are due during such preceding Collection Period) less the Series 1995-1 Monthly Servicing Fee, if any, with respect to such immediately preceding Collection Period and (ii) the Investment Proceeds to be applied on the Distribution Date related to such Interest Period and (b) the denominator of which is the sum of (i) the product of (x) the Floating Allocation Percentage for such preceding Collection Period, (y) the Series Allocation Percentage for such preceding Collection Period and (z) the average Pool Balance (after giving effect to Investor Charge-offs) for such preceding Collection Period, and (ii) the principal balance on deposit in the Principal Funding Account on the Distribution Date relating to the immediately preceding Interest Period (after giving effect to all deposits thereto and withdrawals therefrom on such Distribution Date).

        "Available Investor Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) an amount equal to Investor Principal Collections for such Distribution Date, (b) Allocable Miscellaneous Payments with respect to such Distribution Date, (c) Series 1995-1 Excess Principal Collections on deposit in the Collection Account for such Distribution Date and (d) for a Distribution Date which is also the Termination Date, any funds in the Reserve Fund and the Yield Supplement Account after giving effect to Section 4.8.

        "Available Seller's Collections" shall mean, with respect to any Deposit Date, the sum of (a) the Available Seller's Non-Principal Collections for such Deposit Date and (b) the Available Seller's Principal Collections for such Deposit Date.

        "Available Seller's Non-Principal Collections" shall mean, with respect to any Deposit Date, an amount equal to the result obtained by multiplying (a) the excess of (i) the Seller's

Percentage for the related Collection Period over (ii) the Excess Seller's Percentage for such Collection Period by (b) Allocable Non-Principal Collections for such Deposit Date.

        "Available Seller's Principal Collections" shall mean, with respect to any Deposit Date, an amount equal to the result obtained by multiplying
(a) the excess of (i) the Seller's Percentage for the related Collection Period over (ii) the Excess Seller's Percentage for such Collection Period by
(b) Allocable Principal Collections for such Deposit Date.

        "Available Subordinated Amount" for the first Determination Date shall mean an amount equal to the Required Subordinated Amount. The Available Subordinated Amount for any subsequent Determination Date shall mean an amount equal to (i) the lesser of (a) the Available Subordinated Amount for the preceding Determination Date, minus (I) the Required Subordination Draw Amount with respect to the preceding Distribution Date to the extent provided in Section 4.8, minus (II) withdrawals from the Reserve Fund pursuant to
Section 4.8 on the preceding Distribution Date to make distributions pursuant to Section 4.6(a)(iii) (but excluding any other withdrawals from the Reserve
Fund), plus (III) the portion of Excess Income for such preceding Distribution Date distributed to the Seller pursuant to Section 4.10(c) plus
(IV) the excess, if any, of the Required Subordinated Amount for such Determination Date over the Required Subordinated Amount for the immediately preceding Determination Date, and (b) other than with respect to any Distribution Date following the reduction of the outstanding principal balance of the Series 1995-1 Investor Master Custodial Certificates to zero as described in Section 4.7(c), the product of the Subordinated Percentage and the Invested Amount on such Determination Date (after giving effect to any reduction to be made therein on the immediately following Distribution
Date), minus (ii) in the case of clause (a), the Incremental Subordinated Amount for such preceding Determination Date, plus (iii) the Incremental Subordinated Amount for the current Determination Date; provided, however, that once the Controlled Amortization Period or any Series 1995-1 Early Amortization Period (other than a Series 1995-1 Early Amortization Period which has ended as described in clause (c) of the definition of Early Amortization Period) shall have commenced, the Available Subordinated Amount shall be calculated based on the Invested Amount as of the close of business on the day preceding such Controlled Amortization Period or Series 1995-1 Early Amortization Period.

        "Canadian BA Rate" shall mean that per annum rate for an Interest Period expressed as a percentage, equal to the average rate for Dollar bankers acceptances for a period equal to 30 days; provided that the applicable rate shall be based upon the rates appearing on the "Reuters Screen CDOR Page" (as defined in The International Swap Dealer Association, Inc. definitions, as modified and amended from time to time) as of 10:00 a.m., Toronto time, on the first Business Day during the applicable Interest Period. If such rates do not appear on the Reuters Screen CDOR Page as contemplated, then the "Canadian BA Rate" for such Interest Period shall be calculated at the times, based on the same maturities and on the same basis as set forth in the previous sentence, except that the rates for Dollar bankers acceptances shall be based upon the arithmetic mean of the applicable rates quoted by four major Canadian

Schedule 1 chartered banks as of 10:00 a.m., Toronto time, on the first day of such Interest Period and the parties agree that initially such banks will be (i) Bank of Montreal, (ii) Bank of Nova Scotia, (iii) The Royal Bank of Canada and (iv) The Toronto-Dominion Bank. If less than four of the institutions described in the immediately preceding sentence quote the aforementioned rate on the days and at the times described in such sentence, the "Canadian BA Rate" shall be such other rate or rates as the parties may agree.

        "Carry-over Amount" shall mean a Class A Carry-over Amount and/or a Class B Carry-over Amount.

        "Class A Carry-over Amount" shall mean for any Distribution Date with respect to which the Class A Certificate Rate is calculated based on the Assets Receivables Rate, the excess of (a) Class A Monthly Interest for such Distribution Date determined as if such Class A Certificate Rate were calculated pursuant to clause (a) of the definition thereof over (b) the actual Class A Monthly Interest for such Distribution Date.

        "Class A Carry-over Shortfall" shall have the meaning specified in
Section 4.2(d).

        "Class A Certificate" shall mean the Series 1995-1 Master Custodial Certificate as executed by and authenticated by the Custodian, substantially in the form of Exhibit A.

        "Class A Certificateholder" means the Person who is the holder of the Class A Certificate as indicated in the Certificate Register.

        "Class A Certificate Rate" shall mean, with respect to any Interest Period, the lesser of (a) the rate quoted by the Class A Certificateholder on the Determination Date during such Interest Period as the estimated cost to such Class A Certificateholder of financing the Purchase of the Class A Certificate for such Interest Period, together with any adjustments determined by such Class A Certificateholder to be necessary by reason of the difference between (x) the actual cost of financing such purchase for the immediately preceding Interest Period, and (y) the estimated cost quoted for such immediately preceding Interest Period, plus the Program Fee, and (b) the Assets Receivables Rate for such Interest Period.

        "Class A Interest Shortfall" shall have the meaning specified in
Section 4.2(c).

        "Class A Monthly Interest" shall have the meaning specified in
Section 4.2(a).

        "Class B Carry-over Amount" shall mean for any Distribution Date with respect to which the Class B Certificate Rate is calculated based on the Assets Receivables Rate, the excess of (a) Class B Monthly Interest for such Distribution Date determined as if such Class B Certificate Rate were calculated pursuant to clause (a) of the definition thereof over (b) the actual Class B Monthly Interest for such Distribution Date.

        "Class B Carry-over Shortfall" shall have the meaning specified in
Section 4.2(f).

        "Class B Certificate" shall mean the Series 1995-1 Master Custodial Certificate executed by and authenticated by the Custodian, substantially in the form of Exhibit B.

        "Class B Certificateholder" means the Person who is the holder of the Class B Certificate as indicated in the Certificate Register.

        "Class B Certificate Rate" shall mean, with respect to any Interest Period, the lesser of (a) the Canadian BA Rate, plus 1.10%, and (b) the Assets Receivables Rate for such Interest Period.

        "Class B Interest Shortfall" shall have the meaning specified in
Section 4.2(e).

        "Class B Monthly Interest" shall have the meaning specified in
Section 4.2(b).

        "Closing Date" shall mean September 20, 1995.

        "Controlled Amortization Period" shall mean, unless a Series 1995-1 Early Amortization Event shall have occurred prior thereto (other than a Series 1995-1 Early Amortization Event which has resulted in a Series 1995-1 Early Amortization Period which has ended as described in clause (c) of the definition of Early Amortization Period), the period commencing on the Controlled Amortization Period Commencement Date and ending upon the first to occur of (a) the commencement of a Series 1995-1 Early Amortization Period and (b) the payment in full to Series 1995-1 Master Custodial Certificateholders of the outstanding principal balance of the Series 1995-1 Investor Master Custodial Certificates.

        "Controlled Amortization Period Commencement Date" shall mean the first day of the earlier of the December 2002 Collection Period or (ii) the first day of the Collection Period next following the Collection Period in which a Controlled Amortization Notice is delivered to the Person receiving such Controlled Amortization Notice.

        "Controlled Amortization Notice" means a notice delivered pursuant to
Section 6.2.

        "Controlled Amortization Period Principal Distribution Date" shall mean the Distribution Date occurring in each of the four calendar months next following the Collection Period in which the Controlled Amortization Period Commencement Date falls.

        "Controlled Distribution Amount" shall mean, with respect to each of the Controlled Amortization Period Principal Distribution Dates, the sum of
(i) 25% of the Initial Invested Amount at the Controlled Amortization Period Commencement Date, and (ii) the Required Initial Invested Amount Reduction Amount on such Distribution Date.

        "Custodial Available Subordinated Amount" means the sum of the Available Subordinated Amount and the sum of the aggregate "available subordinated amounts" for, and as that term may be defined in respect of, all other outstanding Series.

        "Cut-Off Date" in relation to Series 1995-1 means August 31, 1995.

        "Deficiency Amount" shall have the meaning specified in Section 4.5.

        "Excess Income" shall mean, with respect to any Distribution Date, the sum of the amount, if any, specified pursuant to Section 4.6(a)(vii) with respect to such Distribution Date.

        "Excess Reserve Fund Required Amount" shall mean, for any Distribution Date with respect to a Series 1995-1 Early Amortization Period, an amount equal to the greater of (a) 5% of the initial aggregate principal balance of the Series 1995-1 Investor Master Custodial Certificates and (b) the excess of (i) the sum of (x) the Available Subordinated Amount on the preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Distribution Date) and (y) (A) a percentage equal to the excess of the Required Participation Percentage over 100%, multiplied by (B) the outstanding aggregate principal balance of the Series 1995-1 Investor Master Custodial Certificates on such Distribution Date (after giving effect to any changes therein on such Distribution Date) over (ii) the excess of (x) the Series 1995-1 Allocation Percentage of the Pool Balance on the last day of the immediately preceding Collection Period over (y) the Invested Amount on such Distribution Date (after giving effect to changes therein on such Distribution Date); provided that the Excess Reserve Fund Required Amount shall not exceed such Available Subordinated Amount.

        "Excess Seller's Percentage" shall mean, with respect to any Collection Period, a percentage (which percentage shall never be less than 0% nor more than 100%) equal to (a) 100% minus, when used with respect to Non-Principal Receivables and Defaulted Receivables and Principal Receivables during the Revolving Period, the sum of (i) the Floating Allocation Percentage with respect to such Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the Available Subordinated Amount as of the Determination Date occurring in such Collection Period (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date) and the denominator of which is the product of (i) the Pool Balance as of the last day of the immediately preceding Collection Period and (ii) the Series 1995-1 Allocation Percentage with respect to the Collection Period in respect of which the Excess Seller's Percentage is being calculated or (b) 100% minus, when used with respect to Principal Receivables during the Controlled Amortization Period and a Series 1995-1 Early Amortization Period, the sum of (i) the Principal Allocation Percentage with respect to such Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the Available Subordinated Amount as of the Determination Date occurring in such Collection Period (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date) and the denominator of which is the product of (i) the Pool Balance as of the last day of such immediately preceding Collection Period and (ii) the Series 1995-1 Allocation Percentage with respect to the Collection Period in respect of which the Excess Seller's Percentage is being calculated.

        "Final Payment Date" shall mean the first Distribution Date on which, after giving effect to all payments to be made on that Distribution Date, the outstanding principal balance of the Class A Certificate and the Class B Certificate will be reduced to zero.

        "Floating Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the immediately preceding Collection Period (after giving effect to any change therein to occur on the next succeeding Distribution
Date) and the denominator of which is the product of (a) the Pool Balance as of such last day and (b) the Series 1995-1 Allocation Percentage with respect to the Collection Period in respect of which the Floating Allocation Percentage is being calculated; provided, however, that, with respect to the first Collection Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is the product of (x) the Pool Balance on the Cut-Off Date and (y) the Series 1995-1 Allocation Percentage with respect to the Cut-Off Date.

        "Incremental Subordinated Amount" shall mean, with respect to any Determination Date, the result obtained by multiplying (a) a fraction, the numerator of which is the sum of (i) (A) the Invested Amount on the last day of the immediately preceding Collection Period (after giving effect to any change therein to occur on the next succeeding Distribution Date) or (B) with respect to the first Determination Date, the Invested Amount on the Closing Date and (ii) (A) the Available Subordinated Amount for such Determination Date (calculated without adding the Incremental Subordinated Amount for such Distribution Date as described in clause (iii) of the definition thereof) or
(B) with respect to the first Determination Date, the product of the Invested Amount on the Closing Date and the Subordinated Percentage, and the denominator of which is the Pool Balance on such last day by (b) the Custodial Incremental Subordinated Amount.

        "Initial Invested Amount" shall mean the aggregate initial principal amount of the Series 1995-1 Investor Master Custodial Certificates which is invested in Principal Receivables on the Closing Date minus (a) as described in Section 4.12(a), the amount of any deposits to the Principal Funding Account, plus (b) as described in Section 4.12(b), the amount of any withdrawals from the Principal Funding Account.

        "Initial Reserve Fund Deposit Amount" shall mean $1,802,500.

        "Initial Yield Supplement Account Deposit Amount" shall mean
$1,802,500.

        "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the initial Distribution Date, the Closing Date) to but excluding such Distribution Date. Interest will be calculated on the basis of the actual number of days in each Interest Period divided by 365.

        "Interest Shortfall" shall mean a Class A Interest Shortfall and/or a Class B Interest Shortfall.

        "Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the Initial Invested Amount, minus (b) the excess, if any, of the aggregate amount of Investor Charge-Offs over Investor Charge-Offs reimbursed pursuant to Section 4.9 prior to such date. In addition, for purposes of the definition of "Series 1995-1 Early Amortization Period", the Invested Amount shall be an amount equal to the aggregate outstanding principal balance of the Series 1995-1 Investor Master Custodial Certificates.

        "Invested Amount Increase Date" shall have the meaning specified in
Section 4.12.

        "Invested Amount Reduction Date" shall have the meaning specified in
Section 4.12.

        "Investment Proceeds" shall mean, with respect to any Determination Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Series 1995-1 Accounts, together with an amount equal to the Series 1995-1 Allocation Percentage of the interest and other investment earnings on funds held in the Collection Account credited to the Collection Account pursuant to Section 4.02 of the Agreement.

        "Investor Charge-Offs" shall have the meaning specified in Section
4.9.

        "Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Allocable Defaulted Amount for the related Collection Period and (b) the Floating Allocation Percentage for the related Collection Period.

        "Investor Non-Principal Collections" shall mean, with respect to any Distribution Date, an amount equal to the product of (i) the Floating Allocation Percentage for the related Collection Period and (ii) Allocable Non-Principal Collections deposited in the Collection Account for the related Collection Period.

        "Investor Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) the product of (i) the Floating Allocation Percentage, with respect to the Revolving Period, or the Principal Allocation Percentage, with respect to the Controlled Amortization Period or an Series 1995-1 Early Amortization Period, for the related Collection Period (or any partial Collection Period which occurs as the first Collection Period during a Series 1995- 1 Early Amortization Period) and (ii) Allocable Principal Collections deposited in the Collection

Account for the related Collection Period (or any partial Collection Period which occurs as the first Collection Period during an Early Amortization Period) and (b) the amount, if any, of Collections of Non-Principal Receivables, Excess Income and Available Seller's Collections which this Series Supplement provides are to be treated as a portion of Investor Principal Collections, including pursuant to Section 4.6(a)(iii), 4.8(b) and 4.10(a), on such Distribution Date.

        "Maximum Initial Invested Amount" shall mean such amount as requested by the Seller and agreed to by the Purchasers from time to time by delivery by the Purchasers to the Seller, the Servicer and the Custodian of a notice substantially in the form set forth in the form of Exhibit D attached hereto provided, however that the Maximum Initial Invested Amount shall not exceed $515,000,000.

        "Monthly Interest" shall mean the sum of Class A Monthly Interest and Class B Monthly Interest.

        "Monthly Payment Rate" shall mean, for any Collection Period, the percentage derived from dividing the Collections of Principal Receivables for such Collection Period by the average daily Pool Balance for such Collection Period.

        "Monthly Principal" shall have the meaning specified in Section 4.3.

        "Monthly Servicing Fee" shall have the meaning specified in Section 3.1.

        "Principal Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the Revolving Period and the denominator of which is the product of (a) the Pool Balance as of the last day of the immediately preceding Collection Period and (b) the Series 1995-1 Allocation Percentage with respect to the Collection Period in respect of which the Principal Allocation Percentage is being calculated; provided, however, that with respect to that portion of any Collection Period that falls after the date on which a Series 1995-1 Early Amortization Event occurs (other than a Series 1995-1 Early Amortization Event which has resulted in a Series 1995-1 Early Amortization Period which has ended as described in clause (c) of the definition of Early Amortization Period), the Principal Allocation Percentage shall be reset using the Pool Balance as of the close of business on the date on which such Early Amortization Event shall have occurred and Collections of Principal Receivables shall be allocated for such portion of such Collection Period using such reset Principal Allocation Percentage.

        "Principal Funding Account" shall have the meaning specified in
Section 4.4.

        "Program Fee" shall equal the percentage equivalent of a fraction, the numerator which is equal to:

        (i)    the sum of:
               (a) the product of
                      (x) the Utilized Program Fee, and
                      (y) the outstanding balance of the Class A Certificate

               and
               (b) the product of
                      (x) the Unutilized Program Fee, and
                      (y) the Maximum Initial Invested Amount, less the
                          aggregate outstanding balance of the Series
                          1995-1 Investor Master Custodial Certificates

               and the denominator which is equal to:

        (ii) the Maximum Initial Invested Amount less the outstanding balance of the Class B Certificate provided that during the Amortization Period or Early Amortization Period, the Program Fee shall be equal to the Utilized Program Fee.

        "Purchasers" shall mean, collectively, Prime Trust and Auto Receivables Corporation and their respective successors and assigns.

        "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Invested Amount on such Distribution Date, (ii) accrued and unpaid interest on the unpaid balance of the Series 1995-1 Investor Master Custodial Certificates (calculated on the basis of the outstanding principal balance of the Series 1995-1 Investor Master Custodial Certificates at their respective certificate rates as in effect during the applicable Interest Periods) through the day preceding such Distribution Date, (iii) the amount of Additional Interest Amount, if any, for such Distribution Date and any Additional Interest Amount previously due but not distributed to the Series 1995-1 Master Custodial Certificateholders on a prior Distribution Date, (iv) any Carry-over Amount for such Distribution Date and any Carry-over Amount previously due but not distributed to the Series 1995-1 Master Custodial Certificateholders on a prior Distribution Date, and (v) any Additional Carry-over Amount for such Distribution Date and any Additional Carry-over Amount previously due but not distributed to the Series 1995-1 Master Custodial Certificateholders on a prior Distribution Date.

        "Required Initial Invested Amount" shall mean the quotient obtained by dividing (i) the Required Series 1995-1 Participation Amount by (ii) the sum of (a) the Required Participation Percentage and (b) the Subordinated Percentage.

        "Required Initial Invested Amount Increase Amount" shall mean for any Distribution Date the excess (if any) of the Required Initial Invested Amount as of such Distribution Date over the Required Initial Invested Amount as of the preceding Distribution Date.

        "Required Initial Invested Amount Reduction Amount" shall mean for any Distribution Date the excess (if any) of the Required Initial Invested Amount as of the preceding Distribution Date over the Required Initial Invested Amount as of such Distribution Date.

        "Required Participation Percentage" shall mean, with respect to Series 1995-1, 104%; provided, however, that the Seller may, upon 10 days' prior notice to the Custodian, each Rating Agency and any Enhancement Provider, reduce the Required Participation Percentage to a percentage which shall not be less than 100%; provided that neither the Seller nor the Servicer has been notified that any such reduction will result in a reduction or withdrawal of the rating of any outstanding Series or Class by any Rating Agency with respect to which it is a Rating Agency.

        "Required Series 1995-1 Participation Amount" shall mean, with respect to any Distribution Date, the lesser of (i) the sum of (a) the product of the Maximum Initial Invested Amount at such date and the Required Participation Percentage with respect to Series 1995-1, and (b) the product of the Subordinated Percentage with respect to Series 1995-1 and the Maximum Initial Invested Amount, and (ii) the Pool Balance on the last day of the related Collection Period, less (a) the sum of the Available Subordinated Amounts of each Series (other than Series 1995-1) as at the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date following such Determination Date), less (b) the sum of the amounts for each Series (other than Series 1995-1) equal to the product of the Required Participation Percentage for each such Series and the Initial Invested Amount for each such Series.

        "Required Subordinated Amount" shall mean, as of any date of determination, the sum of (a) the product of (i) the Subordinated Percentage and (ii) the Invested Amount on such date and (b) the Incremental
Subordinated Amount on such date.

        "Required Subordination Draw Amount" shall have the meaning specified in Section 4.5.

        "Reserve Fund" shall have the meaning specified in Section 4.4.

        "Reserve Fund Deposit Amount" shall mean, with respect to any Distribution Date, the amount, if any, by which (i) the Reserve Fund Required Amount for such Distribution Date exceeds (ii) the amount of funds in the Reserve Fund after giving effect to any deposits thereto and withdrawals therefrom otherwise to be made on such Distribution Date.

        "Reserve Fund Required Amount" shall mean, with respect to any Distribution Date, an amount equal to the greater of (i) the product of (a) 0.35% and (b) the outstanding principal balance of the Series 1995-1 Investor Master Custodial Certificates on such Distribution Date (after giving effect to any changes therein on such Distribution Date) and (ii) the product of (a) 0.25% and (b) the Maximum Initial Invested Amount.

        "Revolving Period" shall mean the period beginning at the close of business on the Cut-Off Date and ending on the earlier of (a) the close of business on the day immediately preceding the Controlled Amortization Period Commencement Date and (b) the close of business on the day a Series 1995-1 Early Amortization Period commences; provided, however, that, if a Series 1995-1 Early Amortization Period ends as described in clause (c) of the definition of Early Amortization Period, the Revolving Period will recommence as of the close of business on the day such Series 1995-1 Early Amortization Period ends.

        "Seller's Collections" shall mean, with respect to any Collection Period, the sum of (a) the Seller's Percentage of Allocable Non-Principal Collections for the related Collection Period, plus (b) the Seller's Percentage of Allocable Principal Collections for the related Collection Period.

        "Seller's Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used with respect to Non-Principal Receivables and Defaulted Receivables and, during the Revolving Period, Principal Receivables, and (b) the Principal Allocation Percentage, when used with respect to Principal Receivables during the Controlled Amortization Period and any Series 1995-1 Early Amortization Period.

        "Series 1995-1" shall mean the Series of Master Custodial
Certificates, the terms of which are specified in this Series Supplement.

        "Series 1995-1 Accounts" shall have the meaning specified in Section
4.4.

        "Series 1995-1 Adjusted Invested Amount" shall mean the Series Adjusted Invested Amount with respect to Series 1995-1.

        "Series 1995-1 Allocation Percentage" shall mean the Series Allocation Percentage with respect to Series 1995-1.

        "Series 1995-1 Early Amortization Event" shall mean any Early Amortization Event specified in Section 9.01 of the Agreement, together with any additional event specified in Section 6.1 of this Series Supplement.

        "Series 1995-1 Early Amortization Period" shall mean an Early Amortization Period with respect to Series 1995-1.

        "Series 1995-1 Excess Principal Collections" shall mean that portion of Excess Principal Collections allocated to Series 1995-1 pursuant to
Section 4.11.

        "Series 1995-1 Master Custodial Certificateholders" shall mean the Persons who are Holders of Series 1995-1 Investor Master Custodial Certificates as indicated in the Certificate Register.

        "Series 1995-1 Master Custodial Certificateholders' Interest" shall mean that portion of the Master Custodial Certificateholders' Interest evidenced by the Series 1995-1 Investor Master Custodial Certificates.

        "Series 1995-1 Investor Master Custodial Certificates" shall mean the Class A Certificate and the Class B Certificate.

        "Series 1995-1 Monthly Servicing Fee" shall have the meaning specified in Section 3.1.

        "Series 1995-1 Principal Shortfall" shall have the meaning specified in Section 4.11.

        "Series 1995-1 Termination Proceeds" shall mean any Termination Proceeds arising out of a sale of Receivables (or interests therein) pursuant to Section 12.02(c) of the Agreement with respect to Series 1995-1.

        "Servicing Fee Rate" shall mean, with respect to Series 1995-1 and with respect to any Distribution Date in respect of which a Monthly Servicing Fee is payable, the rate determined pursuant to Section 3.1 hereof, but not in excess of 1%.

        "Special Payment Date" shall mean each Distribution Date with respect to a Series 1995-1 Early Amortization Period (other than a Series 1995-1 Early Amortization Period which has ended as described in clause (c) of the definition of Early Amortization Period).

        "Spread Shortfall Account" shall have the meaning set forth in
Section 4.4.

        "Spread Shortfall Amount" shall have the meaning specified in Section 4.8(a).

        "Spread Shortfall Guarantee Amount" shall mean, with respect to any Distribution Date, (i) before the event described in (ii) below, the product of (a) the Monthly Payment Rate, (b) 0.75% and (c) the Series 1995-1 Adjusted Investment Amount or (ii) in the event that on or before such Distribution Date the rating of the long-term unsecured debt of CFC is lowered below BBB-by Standard & Poor's (or withdrawn by Standard & Poor's), zero.

        "Spread Shortfall Required Amount" shall mean the product of (a) 0.75% and (b) the Maximum Initial Invested Amount.

        "Subordinated Percentage" shall mean the percentage equivalent of a fraction, the numerator of which is the Subordination Factor and the denominator of which will be the excess of 100% over the Subordination Factor.

        "Subordination Factor" means 8%; provided, however, that the Subordination Factor will be 9.25% in the event that (i) the rating of the long-term unsecured debt of the Seller is lowered, in case of CBRS Inc. to below B++ (low) or in the case of Dominion Bond Rating Service Limited, to below BBB (low), or withdrawn by either rating agency, unless, in either such case, the Class A Certificateholder receives written confirmation from the Rating Agency that the failure to so increase the Subordination Factor would not result in the downgrade or withdrawal of the rating of the Class A Certificate by such Rating Agency or (ii) the rating of the long-term unsecured debt of CFC is lowered below BBB- by Standard & Poor's or withdrawn by Standard & Poor's.

        "Termination Date" shall mean the December 2004 Distribution Date.

        "Utilized Program Fee" shall mean the rate quoted in the most recent notice delivered by the Purchasers in the form attached as Exhibit D.

        "Unutilized Program Fee" shall mean the rate quoted in the most recent notice delivered by the Purchasers in the form attached as Exhibit D.

        "Yield Supplement Account" shall have the meaning specified in
Section 4.4.

        "Yield Supplement Account Deposit Amount" shall mean, with respect to any Distribution Date, the amount, if any, by which the Yield Supplement Account Required Amount exceeds the amount on deposit in the Yield Supplement Account after giving effect to any deposits thereto and withdrawals therefrom otherwise to be made on such Distribution Date.

        "Yield Supplement Account Required Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) 0.35% and (b) the Maximum Initial Invested Amount.

        (b) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Series Supplement or the Agreement with respect to Series 1995-1, Dominion Bond Rating Service Limited. As used in this Series Supplement and in the Agreement with respect to Series 1995-1, "highest investment category" shall mean AAA, or if the Rating Agency shall revise or amend its rating categories, the highest rating category designated by the Rating Agency. Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Rating Agency Condition" shall mean, whenever used in this Series Supplement or the Agreement with respect to Series 1995-1, that the Rating Agency shall have notified the Seller, the Servicer and the Custodian in writing that such action will not result in a reduction or withdrawal of the rating of the Class A Certificate by the Rating Agency.

        (c) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. The definitions in Section 2.1 are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

        (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

        (e) The parties hereto acknowledge and agree that the Series 1995-1 Investor Master Custodial Certificates are created hereunder with the intention that the Holders thereof will be treated as owners of direct, undivided ownership interests as tenants in common in the Purchased Property and in particular that no debtor/creditor relationship is herein created between the Series 1995-1 Master Custodial Certificateholders and the Seller or the Custodian. For the purpose of disclosure under the Interest Act (Canada), if any amount described hereunder as interest is to be calculated at a rate based on any period of time that is less than a calendar year, then the yearly rate to which such rate is equivalent is such rate multiplied by the actual number of days in the calendar year in which such amount is to be calculated and divided by such period of time.


                                  ARTICLE 3

                                Servicing Fee
                                -------------

SECTION 3.1    Servicing Compensation
               ----------------------

        The monthly servicing fee, inclusive of applicable taxes, including goods and services tax, if any (the "Monthly Servicing Fee"), shall be payable by the Master Custodial Certificateholders to any Successor Servicer, other than a Successor Servicer which is an Affiliate of CCCL, in arrears, on each Distribution Date in respect of any Collection Period (or portion thereof) occurring prior to the earlier of the Termination Date and the first Distribution Date on which the Invested Amount is zero, in an amount to be agreed upon by the Successor Servicer and by the Custodian, as agent for and on behalf of the Master Custodial Certificateholders; provided, however, that the Monthly Servicing

Fee shall not exceed an amount equal to one-twelfth of the product of (a) 1%,
(b) the Pool Balance as of the last day of the Collection Period second preceding such Distribution Date and (c) the Series 1995-1 Allocation Percentage with respect to the immediately preceding Collection Period. No Monthly Servicing Fee shall be payable while CCCL or any Affiliate of CCCL is the Servicer. The share of the Monthly Servicing Fee allocable to the Series 1995-1 Master Custodial Certificateholders with respect to any Distribution Date (the "Series 1995-1 Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Invested Amount as of the last day of the Collection Period second preceding such Distribution Date. The remainder of the Monthly Servicing Fee shall be paid by the Seller and in no event shall the Custodian or the Series 1995-1 Master Custodial Certificateholders be liable for the share of the Monthly Servicing Fee to be paid by the Seller; and the remainder of the Servicing Fee shall be paid by the Seller and the Investor Master Custodial Certificateholders of other Series and the Series 1995-1 Master Custodial Certificateholders shall in no event be liable for the share of the Servicing Fee to be paid by the Seller or the Investor Master Custodial Certificateholders of other Series. The Series 1995-1 Monthly Servicing Fee shall be payable to the Successor Servicer solely to the extent amounts are available for distribution in accordance with the terms of this Series Supplement.

        Any Successor Servicer will be permitted, in its sole discretion, to waive the Monthly Servicing Fee, if any, for any Distribution Date by notice to the Custodian on or before the related Determination Date; provided that the Servicer believes that sufficient Collections of Non-Principal Receivables will be available on any future Distribution Date to pay the Series 1995-1 Monthly Servicing Fee relating to the waived Monthly Servicing Fee. If the Servicer so waives the Monthly Servicing Fee for any Distribution Date, the Monthly Servicing Fee and the Series 1995-1 Monthly Servicing Fee for such Distribution Date shall be deemed to be zero for all purposes of this Series Supplement and the Agreement; provided, however, that such Series 1995-1 Monthly Servicing Fee shall be paid on a future Distribution Date solely to the extent amounts are available therefor pursuant to Section 4.10(b); provided, further that, to the extent any such waived Series 1995-1 Monthly Servicing Fee is so paid, the related portion of the Monthly Servicing Fee to be paid by the Seller shall be paid by the Seller to the Servicer.

        Pursuant to Section 3.02 of the Agreement, CCCL, as Seller and initial Servicer, shall pay the Additional Issue Expenses with respect to Series 1995-1. For the purposes of this Series Supplement and the Agreement, "Additional Issue Expenses" shall mean, with respect to Series 1995-1 those specified in each notice in the form of Exhibit D delivered by the Purchasers hereunder.

                                  ARTICLE 4

                   Rights of Series 1995-1 Master Custodial
                   ----------------------------------------
       Certificateholders and Allocation and Application of Collections
       ----------------------------------------------------------------

SECTION 4.1    Allocations; Payments to Seller
               -------------------------------

        (a) Collections of Non-Principal Receivables and Principal Receivables, Miscellaneous Payments and Defaulted Amounts and unpaid Adjustment Payments allocated to Series 1995-1 pursuant to Article IV of the Agreement shall be allocated and distributed as set forth in this Article.

        (b) The Servicer shall instruct the Custodian to withdraw from the Collection Account and pay to the Seller on the dates set forth below the following amounts:

               (i)    on each Deposit Date:

                      (A)  an amount equal to the Excess Seller's
                           Percentage of Allocable Non-Principal
                           Collections deposited in the Collection Account on such Deposit Date; and

                      (B) an amount equal to the Excess Seller's Percentage of Allocable Principal Collections deposited in the Collection Account on such Deposit Date, if the Seller's Invested Amount (determined after giving effect to the transfer of any Principal Receivables to the Custodian on such Deposit Date) exceeds the Custodial Available Subordinated Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date); and

              (ii)  on each Deposit Date with respect to the Revolving
               Period, an amount equal to the Available Seller's Principal Collections for such Deposit Date, if the Seller's Invested Amount (determined after giving effect to any Principal Receivables transferred to the Custodian on such Deposit Date) exceeds the Custodial Available Subordinated Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date); provided, however, that Available Seller's Principal Collections shall be paid to the Seller with respect to any Collection Period only after an amount equal to the sum of (A) the Deficiency Amount, if any, relating to the immediately preceding

               Collection Period and (B) the excess, if any, of the Reserve Fund Required Amount over the amount in the Reserve Fund on the immediately preceding Distribution Date (after giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund on such Distribution Date), has been deposited in the Collection Account for the account of Series 1995-1 Certificateholders from such Available Seller's Principal Collections.

        The withdrawals to be made from the Collection Account pursuant to this Section 4.1(b) do not apply to deposits into the Collection Account that do not represent Collections, including Miscellaneous Payments, payment of the purchase price for the Master Custodial Certificateholders' Interest pursuant to Section 2.03 of the Agreement, and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 12.02 of the Agreement.

        (c) The Servicer shall instruct the Custodian to withdraw from the Collection Account and deposit into the Reserve Fund on each Deposit Date during the Revolving Period Available Seller's Principal Collections for such Deposit Date, up to the amount of the excess, if any, determined pursuant to
Section 4.1(b)(ii)(B).

SECTION 4.2    Monthly Interest
               ----------------

        (a) The amount of monthly interest ("Class A Monthly Interest") with respect to the Class A Certificate on any Distribution Date shall be an amount equal to the product of (i) the Class A Certificate Rate for the related Interest Period, (ii) the outstanding principal balance of the Class A Certificate as of the close of business on the preceding Distribution Date (after giving effect to all repayments of principal made to the Class A Certificateholder on such preceding Distribution Date, if any) and (iii) a fraction, the numerator of which is the actual number of days elapsed in such Interest Period and the denominator of which is 365.

        (b) The amount of monthly interest ("Class B Monthly Interest") with respect to the Class B Certificate on any Distribution Date shall be an amount equal to the product of (i) the Class B Certificate Rate for the related Interest Period, (ii) the outstanding principal balance of the Class B Certificate as of the close of business on the preceding Distribution Date (after giving effect to all repayments of principal made to the Class B Certificateholder on such preceding Distribution Date) and (iii) a fraction, the numerator of which is the actual number of days elapsed in such Interest Period and the denominator of which is 365.

        (c) On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the aggregate Class A Monthly Interest for the Interest Period applicable to such Distribution Date over (y) the amount which will be available to be distributed to the Class A Certificateholder on such Distribution Date in respect thereof pursuant to this Series Supplement. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Additional Class A Interest Amount") equal to the product of (i) the Class A Certificate Rate for the Interest Period commencing on the related Distribution Date (or, for subsequent Interest Periods, the Class A Certificate Rate for such subsequent Interest Periods), (ii) such Interest Shortfall (or the portion thereof which has not been paid) and (iii) a fraction, the numerator of which is the actual number of days elapsed in such Interest Period (or in a subsequent Interest Period) and the denominator of which is 365, shall be payable as provided herein with respect to the Class A Certificate on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is paid. Notwithstanding anything to the contrary herein, the Additional Class A Interest Amount shall be payable or distributed to the Class A Certificateholder only to the extent permitted by applicable law.

        (d) On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Carry-over Shortfall"), of (x) the Class A Carry-over Amount, if any, for such Distribution Date over (y) the amount which will be available to be distributed in respect thereof to the Class A Certificateholder on such Distribution Date pursuant to this Series Supplement. If the Class A Carry-over Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Additional Class A Carry-over Amount") equal to the product of (i) the Class A Certificate Rate (calculated pursuant to clause (a) of the definition thereof) for the Interest Period commencing on the related Distribution Date (or, for subsequent Interest Periods, the Class A Certificate Rate (calculated pursuant to clause (a) of the definition thereof) for such subsequent Interest Periods), (ii) such Class A Carry-over Shortfall (or the portion thereof which has not been paid) and (iii) a fraction, the numerator of which is the actual number of days elapsed in such Interest Period (or in a subsequent Interest Period) and the denominator of which is 365, shall be payable as provided herein with respect to the Class A Certificate on each Distribution Date following such Distribution Date to the Distribution Date on which such Class A Carry-over Shortfall is paid. Notwithstanding anything to the contrary herein, any Additional Class A Carry-over Amount shall be payable or distributed to the Class A Certificateholder only to the extent permitted by applicable law.

        (e) On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest
Shortfall"), of (x) the aggregate Class B Monthly Interest for the Interest Period applicable to such Distribution Date over (y) the amount which will be available to be distributed to the Class B Certificateholder on such Distribution Date in respect thereof pursuant to this Series Supplement. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Additional Class B Interest
Amount") equal to the product of (i) the Class B Certificate Rate for the Interest Period commencing on the related Distribution Date (or, for subsequent Interest Periods, the Class B Certificate Rate for such subsequent Interest Periods), (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid) and (iii) a fraction, the numerator of which is the actual number of days elapsed in such Interest Period (or in a subsequent Interest Period) and the denominator of which is 365, shall be payable as provided herein with respect to the Class B Certificate on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid. Notwithstanding anything to the contrary herein, the Additional Class B Interest Amount shall be payable or distributed to the Class B Certificateholder only to the extent permitted by applicable law.

        (f) On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Carry-over Shortfall"), of (x) the Class B Carry-over Amount, if any, for such Distribution Date over (y) the amount which will be available to be distributed in respect thereof to the Class B Certificateholder on such Distribution Date pursuant to this Series Supplement. If the Class B Carry-over Shortfall on any Distribution Date is greater than zero, an additional amount (the "Additional Class B Carry-over Amount") equal to the product of (i) the Class B Certificate Rate (calculated pursuant to clause
(a) of the definition thereof) for the Interest Period commencing on the related Distribution Date (or, for subsequent Interest Periods, the Class B Certificate Rate (calculated pursuant to clause (a) of the definition thereof) for such subsequent Interest Periods), (ii) such Class B Carry-over Shortfall (or the portion thereof which has not been paid), and (iii) a fraction, the numerator of which is the actual number of days elapsed in such Interest Period (or in a subsequent Interest Period) and the denominator of which is 365, shall be payable as provided herein with respect to the Class B Certificate on each Distribution Date following such Distribution Date to the Distribution Date on which such Class B Carry-over Shortfall is paid. Notwithstanding anything to the contrary herein, any Additional Class B Carry-over Amount shall be payable or distributed to the Class B Certificateholder only to the extent permitted by applicable law.

SECTION 4.3    Determination of Monthly Principal
               ----------------------------------

        The amount of monthly principal ("Monthly Principal") distributable with respect to the Series 1995-1 Investor Master Custodial Certificates on each Distribution Date with respect to the Revolving Period, on each Distribution Date with respect to any Series 1995- 1 Early Amortization Period and on each Controlled Amortization Period Principal Distribution Date with respect to the Controlled Amortization Period shall be equal to the Available Investor Principal Collections with respect to such Distribution Date; provided, however, that for each Distribution Date during the Revolving Period, Monthly Principal shall not exceed the Required Initial Invested Amount Reduction Amount, and provided, further, that for each Controlled Amortization Period Principal Distribution Date, Monthly Principal shall not exceed the Controlled Distribution Amount for such Distribution Date; and provided further that Monthly Principal shall not exceed the outstanding principal balance of the Series 1995-1 Investor Master Custodial Certificates.

SECTION 4.4    Establishment of Spread Shortfall Account,
               Reserve Fund, Yield Supplement
               Account and Principal Funding Account
               -------------------------------------

        (a) (i) The Custodian, as agent for and on behalf of the Series 1995-1 Master Custodial Certificateholders, shall cause to be established and maintained at the Custodian an Eligible Deposit Account (the "Spread Shortfall Account"), which shall be identified as the "Spread Shortfall Account for the Master Custodial and Servicing Agreement, Series 1995-1" and shall bear a designation clearly indicating that the funds deposited therein belong to the Series 1995-1 Master Custodial Certificateholders and to CFC as their interests may appear herein.

           (ii) At the direction of the Servicer, funds on deposit in the Spread Shortfall Account shall be invested by the Custodian in Eligible Investments selected by the Servicer that will mature so that such funds will be available on/or before the close of business on the Business Day preceding the next following Distribution Date. All such Eligible Investments shall be held by the Custodian as agent for and on behalf of the Series 1995-1 Master Certificateholders and CFC as their interests appear herein. On each Distribution Date all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Spread Shortfall Account shall be applied as set forth in Section 4.6(a) and 4.10 of this Series Supplement.

        (b) (i) The Custodian, as agent for and on behalf of the Series 1995-1 Master Custodial Certificateholders, shall cause to be established and maintained at the Custodian an Eligible Deposit Account (the "Reserve Fund") which shall be identified as the "Reserve Fund for the Master Custodial and Servicing Agreement, Series 1995-1" and shall bear a designation clearly indicating that the funds deposited therein belong to the Series 1995-1 Master Custodial Certificateholders and to the Seller as their interests appear herein. On the Closing Date, the Seller shall cause to be deposited in the Reserve Fund the Initial Reserve Fund Deposit Amount. On each Invested Amount Increase Date, the Seller shall cause to be deposited in the Reserve Fund an amount sufficient to make the amount on deposit in the Reserve Fund equal to the Reserve Fund Required Amount.

           (ii) At the direction of the Servicer, funds on deposit in the Reserve Fund shall be invested by the Custodian in Eligible Investments selected by the Servicer that will mature so that such funds will be available at the close of business on or before the Business Day next preceding the following Distribution Date. All Eligible Investments shall be held by the Custodian as agent for and on behalf of the Series 1995-1 Master Custodial Certificateholders and the Seller as their interests appear herein. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Reserve Fund received prior to such Distribution Date shall be applied as set forth in
Section 4.6(a) of this Series Supplement. Funds deposited in in the Reserve Fund on a Business Day (which immediately precedes a Distribution Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

        (c) (i) The Custodian, as agent for and on behalf of the Series 1995-1 Master Custodial Certificateholders, shall establish and maintain at the Custodian an Eligible Deposit Account (the "Yield Supplement Account"), which shall be identified as the "Yield Supplement Account for the Master Custodial and Servicing Agreement, Series 1995-1" and shall bear a designation clearly indicating that the funds deposited therein belong to the Series 1995-1 Master Custodial Certificateholders and to the Seller as their interests appear herein. On the Closing Date, the Seller shall cause to be deposited into the Yield Supplement Account the Initial Yield Supplement Account Deposit Amount. On each Invested Amount Increase Date, the Seller shall cause to be deposited in the Yield Supplement Account an amount sufficient to make the amount on deposit in the Yield Supplement Account equal to the Yield Supplement Account Required Amount.

           (ii) At the direction of the Servicer, funds on deposit in the Yield Supplement Account shall be invested by the Custodian in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Custodian as agent for and on behalf of the Series 1995-1 Master Custodial Certificateholders and the Seller as their interests appear herein. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Yield Supplement Account shall be applied as set forth in Section 4.6(a) of this Series Supplement. Funds deposited in the Yield Supplement Account on any Distribution Date shall be invested at the direction of the Servicer in Eligible Investments that will mature so that such funds will be available on or before the close of business on the Business Day preceding the next following Distribution Date. Funds deposited in the Yield Supplement Account on a Business Day (which immediately precedes a Distribution Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

        (d) (i) The Custodian, as agent for and on behalf of the Series 1995-1 Master Custodial Certificateholders, shall establish and maintain at the Custodian an Eligible Deposit Account (the "Principal Funding Account") which shall be identified as the "Principal Funding Account for the Master Custodial and Servicing Agreement, Series 1995-1" and shall bear a designation clearly indicating that the funds deposited therein belong to the Series 1995-1 Master Custodial Certificateholders.

           (ii) At the direction of the Servicer, funds on deposit in the Principal Funding Account shall be invested by the Custodian in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Custodian as agent for and on behalf of the Series 1995-1 Master Custodial Certificateholders. On each Distribution Date all interest and other investment earnings (net of losses and investment expenses) on funds on deposit therein shall be applied as set forth in Section 4.6(a) of this Series Supplement. Funds on deposit in the Principal Funding Account shall be invested at the direction of the

Servicer in Eligible Investments that will mature so that such funds will be available on or before the close of business on the Business Day next preceding the following Distribution Date. Funds deposited in the Principal Funding Account on a Business Day (which immediately precedes the applicable Distribution Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

        (e) (i) The Series 1995-1 Master Custodial Certificateholders shall possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, the Spread Shortfall Account, the Reserve Fund, the Yield Supplement Account and the Principal Funding Account (collectively, the "Series 1995-1 Accounts") and in all proceeds thereof, except to the extent of the interest of the Seller therein to the extent expressly set forth in this Series Supplement. The Series 1995- 1 Master Custodial Certificateholders agree, by acceptance of their Master Custodial Certificates and without further action, that all such funds and Eligible Investments shall be maintained, invested and disbursed in accordance with this Series Supplement and the Series 1995-1 Master Custodial Certificateholders hereby authorize and empower the Custodian and the Servicer to maintain, invest and disburse such funds and Eligible Investments in accordance with this Series Supplement. If, at any time, any of the Series 1995-1 Accounts ceases to be an Eligible Deposit Account, the Custodian (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Series 1995-1 Account meeting the conditions specified in paragraph (a)(i), (b)(i) or (c)(i) or (d)(i) above, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Series 1995-1 Account. None of the Seller, the Servicer, the Custodian nor any person or entity claiming by, through or under the Seller, the Servicer, the Custodian or any such person or entity shall have any right, title or interest in, or any right to withdraw any amount from, any Series 1995-1 Account, except as expressly provided herein. The account number of each Series 1995-1 Account, the account designation of each such account and the name of the institution with which such account has been established shall be as set forth in Exhibit E attached hereto. If a substitute Series 1995-1 Account is established pursuant to this Section or if any information set forth in Exhibit E should change, the Servicer prior to making any deposits therein shall provide to the Custodian an amended Exhibit E, setting forth the relevant information for such substitute Series 1995-1 Account.

           (ii) Pursuant to the authority granted to the Servicer in
Section 3.01(a) of the Agreement, the Servicer shall have the power, revocable by the Custodian, to make withdrawals and payments or to instruct the Custodian to make withdrawals and payments from the Series 1995-1 Accounts for the purposes of carrying out the Servicer's or Custodian's duties hereunder.

        (f) Unless otherwise agreed to by the Rating Agencies, at no time may Eligible Investments in a principal amount equal to more than 10% of the outstanding principal balance of the Series 1995-1 Investor Master Custodial Certificates be invested in Eligible Investments (other than obligations of the Canadian government) of any single entity or its Affiliates.

SECTION 4.5    Deficiency Amount
               -----------------

        With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Deficiency Amount"), if any, by which (a) the sum of (i) Monthly Interest for such Distribution Date,
(ii) Monthly Interest previously due but not distributed to the Series 1995-1 Master Custodial Certificateholders on a prior Distribution Date, (iii) Additional Interest Amount, if any, for such Distribution Date and any Additional Interest Amount previously due but not distributed to the Series 1995-1 Master Custodial Certificateholders on a prior Distribution Date, (iv) the Series 1995-1 Monthly Servicing Fee, if any, for such Distribution Date,
(v) the Investor Default Amount, if any, for such Distribution Date, (vi) the Series 1995-1 Allocation Percentage of the amount of any Adjustment Payment required to be deposited in the Collection Account pursuant to Section 3.09(a) of the Agreement with respect to the related Collection Period that has not been so deposited as of such Determination Date, and (vii) if such Distribution Date constitutes the earlier of the Final Payment Date and the Termination Date, the sum of (A) the amount of any Carry-over Amount for such Distribution Date, (B) the amount of any Carry-over Amount previously due but not previously distributed to relevant Series 1995-1 Certificateholders on a prior Distribution Date, (C) the amount of any Additional Carry-over Amount for such Distribution Date and (D) the amount of any Additional Carry-over Amount previously due but not previously paid to relevant Series 1995-1 Certificateholders on a prior Distribution Date, in each case that will not be satisfied on such date by application, pursuant to Section 4.8(c), of amounts on deposit in the Yield Supplement Account, exceeds (b) the sum of
(i) Investor Non-Principal Collections for such Distribution Date, Available Seller's Non-Principal Collections for such Distribution Date and any Investment Proceeds with respect to such Distribution Date and (ii) the amount of funds in the Spread Shortfall Account which are available pursuant to Section 4.8(a) to cover the Spread Shortfall Amount and (iii) the amount of funds in the Reserve Fund which are available pursuant to Section 4.8(b) to cover any portion of the Deficiency Amount. The lesser of the Deficiency Amount and the Available Subordinated Amount shall be the "Required Subordination Draw Amount".

SECTION 4.6 Application of Investor Non-Principal Collections, Available Seller's Non-Principal Collections, Investment Proceeds, Available Investor Principal Collections and Subordination of Class B Certificate
               -------------------------------------------------------------

        The Servicer shall cause the Custodian to apply, on each Distribution Date, Investor Non-Principal Collections, Available Seller's Non-Principal Collections, Investment Proceeds and Available Investor Principal Collections to make the following distributions:

        (a) On each Distribution Date, an amount equal to the sum of Investor Non-Principal Collections, Available Seller's Non-Principal Collections and any Investment Proceeds with respect to such Distribution Date will be distributed in the following priority:

               (i) first, an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to the Class A Certificateholder on a prior Distribution Date, plus the amount of any Class A Additional Interest Amount for such Distribution Date and any Class A Additional Interest Amount previously due but not distributed to the Class A Certificateholder on a prior Distribution Date, shall be distributed to the Class A Certificateholder in accordance with Section 4.7(a);

              (ii) second, an amount equal to the Series 1995-1 Monthly Servicing Fee, if any, for such Distribution Date shall be distributed to the Successor Servicer (unless such amount has been netted against deposits to the Collection Account or waived);

             (iii) third, an amount equal to the Investor Default Amount for such Distribution Date shall be distributed in the same manner and treated as a portion of Investor Principal Collections for such Distribution Date;

              (iv) fourth, an amount equal to the Reserve Fund Deposit Amount, if any, for such Distribution Date shall be deposited in the Reserve Fund;

               (v) fifth, an amount equal to the Class A Carry-over Amount, if any, for such Distribution Date, plus the amount of any Class A Carry-over Amounts previously due but not distributed to the Class A Certificateholder on a prior Distribution Date, plus the amount of any Additional Class A Carry-over Amount for such Distribution Date and any Additional Class A Carry-over Amounts previously due but not distributed to the Class A Certificateholder on a prior Distribution Date shall be distributed to the Class A Certificateholder in accordance with Section 4.7(a);

              (vi) sixth, an amount equal to the Yield Supplement Account Deposit Amount, if any, for such Distribution Date shall be deposited in the Yield Supplement Account. Thereafter, but only if on or before such Distribution Date the rating of the long-term unsecured debt of CFC is lowered below BBB- by Standard & Poor's (or withdrawn by Standard & Poor's), an amount equal to the Spread Shortfall Required Amount shall be deposited in the Spread Shortfall Account.

             (vii) seventh, an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to the Class B Certificateholder on a prior Distribution Date, plus the amount of any Class B Additional Interest Amount for such Distribution Date and any Class B

Additional Interest Amount previously due but not distributed to the Class B Certificateholder on a prior Distribution Date, shall be distributed to the Class B Certificateholder in accordance with Section 4.7(a);

            (viii) eighth, an amount equal to the Class B Carry-over Amount, if any, for such Distribution Date, plus the amount of any Class B Carry-over Amount previously due but not distributed to the Class B Certificateholder on a prior Distribution Date, plus the amount of any Additional Class B Carry-over Amount for such Distribution Date and any Additional Class B Carry-over Amount, previously due but not distributed to the Class B Certificateholder on a prior Distribution Date shall be distributed to the Class B Certificateholder in accordance with Section 4.7(a);

              (ix) ninth, the balance, if any, shall constitute Excess Income and shall be allocated and distributed as set forth in Section 4.10.

        (b) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Investor Principal Collections will be distributed in the following priority: (i) first, an amount equal to the Required Initial Invested Amount Reduction Amount, together with all Required Initial Invested Amount Reduction Amounts not previously distributed to the Class A Certificateholder on a prior Distribution Date shall be distributed to the Class A Certificateholder, and (ii) second, an amount equal to the balance, if any, of such amount of Available Investor Principal Collections not so distributed in (i) above shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

        (c) On each Distribution Date with respect to a Series 1995-1 Early Amortization Period or on each Controlled Amortization Period Principal Distribution Date with respect to the Controlled Amortization Period, an amount equal to Available Investor Principal Collections will be distributed in the following priority:

               (i) first, an amount equal to Monthly Principal for such Distribution Date (or, in the case of an Controlled Amortization Period, such Controlled Amortization Period Principal Distribution Date) shall be deposited by the Servicer or the Custodian into the Principal Funding Account; and

              (ii) second, for each Controlled Amortization Period Principal Distribution Date with respect to the Controlled Amortization Period unless a Series 1995- 1 Early Amortization Event has occurred, after giving effect to the transactions referred to in clause (i) above, an amount equal to the balance, if any, of such Available Investor Principal Collections shall be treated as Excess Principal Collections and applied in accordance with
Section 4.04 of the Agreement and Section 4.11 hereof.

        (d) Except as specifically provided in this Series Supplement, the Class B Certificate is hereby made subordinate and junior in right of payment to the Class A Certificate. Except as so provided, upon any payment from the Collection Account or the Principal Funding Account, no amount shall be paid by the Servicer or the Custodian, nor shall the Class B Certificateholder take or receive any payment from the Servicer, the Seller or the Custodian in respect of the principal or interest on such Class B Certificate unless and until the principal of such Class A Certificate which shall be then due and payable and all Class A Monthly Interest, Additional Class A Interest Amount, Class A Carry-over Amount or Additional Class A Carry-over Amount thereon which shall be then due and payable shall have been paid in full (or such payment shall have been duly provided for).

        (e) If, notwithstanding the provisions of Section 4.6(d), any payment or distribution shall be received by the Class B Certificateholder before all principal and interest owing on the Class A Certificate shall have been paid in full in accordance with the terms thereof, such payment or distribution shall be held by the Class B Certificateholder in trust for the benefit of, and shall be paid over or delivered to, the Class A Certificateholder, rateably according to the aggregate amount remaining unpaid on the Class A Certificate held by each, to the extent necessary to pay or satisfy all principal and interest owing thereon in full, in accordance with the terms thereof.

SECTION 4.7    Distributions to Series 1995-1 Master Custodial
               Certificateholders.
               -----------------------------------------------

        (a) The Servicer shall cause the Custodian to make the following distributions at the following times from the Collection Account, the Spread Shortfall Account, the Reserve Fund, the Yield Supplement Account and the Principal Funding Account:

               (i) on each Distribution Date, all amounts on deposit in the Collection Account, the Spread Shortfall Account, the Reserve Fund or the Yield Supplement Account as are payable to the Series 1995-1 Master Custodial Certificateholders with respect to Monthly Interest, Additional Interest Amount, any Carry-over Amount or Additional Carry-over Amount will be distributed to the relevant Series 1995-1 Master Custodial Certificateholders;

              (ii) on each Special Payment Date, all amounts on deposit in the Principal Funding Account, up to a maximum amount on any such day equal to the excess of the outstanding principal balance of the Series 1995-1 Investor Master Custodial Certificates over the amount of unreimbursed Investor Charge-Offs, will be distributed to the Series 1995-1 Master Custodial Certificateholders, provided, however, that no amount shall be paid under this Section 4.7(a)(ii) by the Servicer or the Custodian to the Class B Certificateholder, nor shall the Class B Certificateholder take or receive from the Custodian or the Servicer any amount under this Section 4.7(a)(ii) until the outstanding principal balance of the Class A Certificate has been reduced to zero; and

             (iii) on each Controlled Amortization Period Principal Distribution Date, the Controlled Distribution Amount, and on each Invested Amount Reduction Date, the Required Initial Invested Amount Reduction Amount, will be distributed to the Series 1995-1 Master Custodial Certificateholders from amounts on deposit in the Principal Funding Account to the extent available therein, provided, however, that no amount shall be paid under this
Section 4.7(a)(iii) by the Servicer or the Custodian to the Class B Certificateholder, nor shall the Class B Certificateholder take or receive from the Custodian or the Servicer any amount under this Section 4.7(a)(iii) until, in the case of a Controlled Amortization Period Principal Distribution Date, the Class A Certificateholder shall have received that portion of the Controlled Distribution Amount attributable to it and, in the case of an Invested Amount Reduction Date, the Class A Certificateholder shall have received that portion of the Required Initial Invested Amount Reduction Amount attributable to it.

        (b) The distributions to be made pursuant to Section 4.7(a) are subject to the provisions of Sections 2.03, 10.01 and 12.02 of the Agreement and Section 8.1 of this Series Supplement.

        (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, to the extent there are any amounts owing to the Series 1995-1 Master Custodial Certificateholders hereunder subsequent to the reduction of the outstanding principal balance of the Series 1995-1 Investor Master Custodial Certificates to zero, such amounts shall be distributed to the Series 1995-1 Master Custodial Certificateholders from Available Seller's Collections.

SECTION 4.8 Application of Spread Shortfall Guarantee Amount, Reserve Fund, Available Subordinated Amount, Yield Supplement Account and Subordination of Class B Certificate
               ------------------------------------------------------

        (a) If the portion of Investor Non-Principal Collections, Available Seller's Non-Principal Collections and Investment Proceeds allocated to Series 1995-1 Master Custodial Certificateholders on any Distribution Date is not sufficient to make the entire distributions contemplated by Section 4.6(a), plus sufficient Excess Income to make the entire distributions, if any, contemplated by Section 4.10, the Servicer shall, on the related Determination Date, cause the Custodian to notify CFC of such fact and the amount of such shortfall (the "Spread Shortfall Amount") and CFC shall on the Distribution Date deposit to the Spread Shortfall Account the lesser of the Spread Shortfall Amount and the Spread Shortfall Guarantee Amount. On such Distribution Date, the Servicer shall cause the Custodian to withdraw funds from the Spread Shortfall Account in the amount of the Spread Shortfall Amount and apply such funds to complete the distributions pursuant to Section 4.6(a) in the order of priority set out therein and thereafter pursuant to
Section 4.10 in the order of priority set out therein. On the Termination Date, any funds in the Spread Shortfall Account will be treated as Available Investor Principal Collections.

        (b) If the portion of Investor Non-Principal Collections, Available Seller's Non-Principal Collections and Investment Proceeds allocated to Series 1995-1 Master Custodial Certificateholders on any Distribution Date pursuant to Section 4.6(a) is not sufficient to make the entire distributions required on such Distribution Date by Sections 4.6(a)(i), (ii) and (iii), the Servicer shall cause the Custodian to withdraw funds from the Reserve Fund, to the extent available therein, and apply such funds to complete the distributions pursuant to Sections 4.6(a)(i), (ii) and (iii) in that order of priority; provided, however, that during a Series 1995-1 Early Amortization Period (other than a Series 1995-1 Early Amortization Period which has ended as described in clause (c) of the definition of Early Amortization Period) funds shall not be withdrawn from the Reserve Fund to make distributions otherwise required by Section 4.6(a)(iii) to the extent that, after giving effect to such withdrawal, the amount on deposit in the Reserve Fund shall be less than the product of (x) 0.25% and (y) the outstanding balance of the Series 1995-1 Investor Master Custodial Certificates.

        (c) If there is a Required Subordination Draw Amount for such Distribution Date, and such Distribution Date is not the earlier of the Final Payment Date and the Termination Date, the Servicer shall apply or cause the Custodian to apply the Available Seller's Principal Collections on deposit in the Collection Account on such Distribution Date, but only up to the amount of the Required Subordination Draw Amount, to make the distributions required by Sections 4.6(a)(i), (ii) and (iii) that have not been made through the application of funds from the Reserve Fund in accordance with the preceding paragraph. If there is a Required Subordination Draw Amount for such Distribution Date, and such Distribution Date is the Final Payment Date, the Servicer shall apply or cause the Custodian to apply the Available Seller's Collections on deposit in the Collection Account on such Distribution Date, but only up to the amount of the Required Subordination Draw Amount, to make the distributions required by Sections 4.6(a)(i), (ii), (iii) and (v) that have not been made through the application of funds from the Reserve Fund in accordance with Section 4.8(e). Any such Available Seller's Principal Collections remaining after the application thereof pursuant to the first or second preceding sentence, as applicable, and any Available Seller's Non-Principal Collections remaining after the application thereof pursuant to
Section 4.8(b) shall be treated as a portion of Investor Principal Collections for such Distribution Date, but only up to the amount of unpaid Adjustment Payments allocated to Series 1995-1 as described in Section 4.5(a)(vi). The amount of the Available Seller's Principal Collections applied in accordance with the first two sentences of this section shall reduce the Available Subordinated Amount as described in clause (I) of the definition thereof. If the Required Subordination Draw Amount exceeds Available Seller's Collections for such Distribution Date, the Available Subordinated Amount shall be further reduced by the amount of such excess, but not by more than the sum of (x) the Investor Default Amount and (y) an amount of unpaid Adjustment Payments allocated to Series 1995-1 as described in Section 4.5(a)(vi).

        (d) If, on any Distribution Date there is a Carry-over Amount remaining after the application of Section 4.6(a), the Servicer shall cause the Custodian to apply the amounts on deposit, to the extent available, in the Yield Supplement Account up to the amount of such remaining Carry-over Amount to satisfy such Carry-over Amount. If, after the application of amounts on deposit in the Yield Supplement Account, there remains a Class A Carry-over Amount which is not satisfied, the Servicer shall cause the Custodian to apply amounts otherwise payable to the Class B Certificateholder pursuant to Section 4.6(a) to satisfy such Class A Carry-over Amount.

        (e) If, after giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund made pursuant to Sections 4.1(c), 4.4, 4.6(a) and 4.8(b), the amount in the Reserve Fund is greater than the Reserve Fund Required Amount (or, for any Distribution Date with respect to a Series 1995-1 Early Amortization Period, the Excess Reserve Fund Required Amount) for such Distribution Date, the Servicer shall cause the Custodian to distribute such excess amount to the Seller, subject to the proviso contained in Section 4.8(i). On the Termination Date, any funds in the Reserve Fund will be treated as Available Investor Principal Collections. Upon payment in full of the outstanding principal balance of the Series 1995-1 Investor Master Custodial Certificates, any funds remaining on deposit in the Reserve Fund shall be paid to the Seller.

        (f) If, for any Distribution Date with respect to a Series 1995-1 Early Amortization Period, after giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund made pursuant to Sections 4.1(c), 4.4, 4.6(a) and 4.8(b), the amount in the Reserve Fund is less than the Excess Reserve Fund Required Amount for such Distribution Date, the Custodian shall deposit any remaining Available Seller's Collections on deposit in the Collection Account for such Distribution Date into the Reserve Fund until the amount in the Reserve Fund is equal to such Excess Reserve Fund Required Amount.

        (g) If, after giving effect to the allocations of, distributions from, and deposits in, the Yield Supplement Account made pursuant to Sections 4.6(a) and 4.8(d) the amount in the Yield Supplement Account is greater than the Yield Supplement Account Required Amount for such Distribution Date, other than during a Series 1995-1 Early Amortization Period (other than a Series 1995-1 Early Amortization Period which has ended as described in clause (c) of the definition of Early Amortization Period), the Servicer shall cause the Custodian to distribute such excess amount to the Seller, subject to the proviso contained in Section 4.8(i). On the Termination Date, any funds in the Yield Supplement Account will be treated as Available Investor Principal Collections. Upon payment in full of the outstanding principal balance of the Series 1995-1 Investor Master Custodial Certificates, any funds remaining on deposit in the Yield Supplement Account shall be paid to the Seller.

        (h) If, on the Final Payment Date, after giving effect to (g) above, there is a Carry-over Amount or Additional Carry-over Amount after giving effect to withdrawals from the Yield Supplement Account on such date, the Servicer shall cause the Custodian to withdraw funds in the amount of such Carry-over Amount or Additional Carry-over Amount from the Spread Shortfall Account and the Reserve Fund (to the extent available therein), and distribute such funds to the Series 1995-1 Master Custodial Certificateholders, first to pay any Class A Carry-over Amount or Additional Class A Carry-over Amount and second to pay any Class B Carry-over Amount or Additional Class B Carry-over Amount. Any funds remaining on deposit in the Reserve Fund after the earlier of (i) payment in full of the outstanding principal balance of the Series 1995-1 Investor Master Custodial Certificates and (ii) the Termination Date shall be paid to the Seller. Any funds remaining on deposit in the Spread Shortfall Account after the earlier of (i) payment in full of the outstanding principal balance of the Series 1995-1 Master Custodial Certificates and (ii) the Termination Date shall, notwithstanding Section 12.03 of the Agreement, be paid to CFC and the Seller to the extent of their respective interests therein as determined by CFC and the Seller.

        (i) The balance of Available Seller's Collections on any Distribution Date, after giving effect to any distributions thereof pursuant to Section
4.6 and this Section 4.8(a), (b), (d), (e), (f), (g) and (h) shall be distributed to the Seller on such Distribution Date; provided that, in the case of any remaining Available Seller's Collections (or funds on deposit in the Reserve Fund or the Yield Supplement Account), if the Custodial Available Subordinated Amount for the immediately preceding Determination Date exceeds the Seller's Invested Amount on such date (determined after giving effect to any Principal Receivables transferred to the Custodian on such Distribution
Date), such remaining Available Seller's Collections (or funds) shall be paid to the Seller only at the time the Seller's Invested Amount exceeds the Custodial Available Subordinated Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the following Distribution Date).

SECTION 4.9    Investor Charge-Offs
               --------------------

        If, on any Distribution Date on which the Available Subordinated Amount on the preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Distribution Date) is zero and the Deficiency Amount for such Distribution Date is greater than zero, the Invested Amount shall be reduced by the amount ("Investor Charge-Offs") of the excess of such Deficiency Amount over any remaining Available Subordinated Amount on such Determination Date, but not by more than the Investor Default Amount. Investor Charge-Offs shall thereafter be reimbursed and the Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Investor Charge-Offs on any Distribution Date) by the sum of (a) Allocable Miscellaneous Payments with respect to such Distribution Date and (b) the amount of Excess Income allocated and available for that purpose pursuant to
Section 4.10(a).

SECTION 4.10   Excess Income
               -------------

        The Servicer shall cause the Custodian to apply, on each Distribution Date, Excess Income with respect to the Collection Period immediately preceding such Distribution Date, to make the following distributions in the following priority:

        (a) an amount equal to the aggregate amount of Investor Charge-Offs which have not been previously reimbursed as provided in Section 4.9 (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to Section 4.9) shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

        (b) an amount equal to the aggregate outstanding amounts of the Series 1995-1 Monthly Servicing Fee, if any, which have been previously waived pursuant to Section 3.1 shall be distributed to the Servicer; and

        (c) the balance, if any, shall be distributed to the Seller.

SECTION 4.11   Excess Principal Collections
               ----------------------------

        (a) That portion of Excess Principal Collections for any Distribution Date equal to the amount of Series 1995-1 Excess Principal Collections for such Distribution Date will be allocated to Series 1995-1 and will be distributed as set forth in this Series Supplement.

        (b) Series 1995-1 Excess Principal Collections, with respect to any Distribution Date, shall mean an amount equal to the Series 1995-1 Principal Shortfall for such Distribution Date; provided, however, that, if the aggregate amount of Excess Principal Collections for all Series for such Distribution Date is less than the aggregate amount of Principal Shortfalls for all Series for such Distribution Date, then Series 1995-1 Excess Principal Collections for such Distribution Date shall equal the product of
(x) Excess Principal Collections for all Series for such Distribution Date and (y) a fraction, the numerator of which is the Series 1995-1 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Distribution Date. The Series 1995-1 Principal Shortfall, with respect to any Distribution Date, shall equal the excess of (i) (x) for any Controlled Amortization Period Principal Distribution Date, the Controlled Distribution Amount or (y) for any Distribution Date with respect to a Series 1995-1 Early Amortization Period, the Invested Amount, or (z) for any Invested Amount Reduction Date, the Required Initial Invested Amount Reduction Amount over (ii) Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Excess Principal Collections).

SECTION 4.12   Increases or Decreases in Invested Amount
               -----------------------------------------

        (a) If at the close of business on the last day of any Collection Period during the Revolving Period or Controlled Amortization Period the Pool Balance as of such day is less than the Required Participation Amount as of the following Distribution Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Distribution Date but prior to giving effect to any change therein as a result of the provisions of this Section 4.12 and the corresponding provisions of any other Supplement), then on the first Determination Date following the end of such Collection Period, the Servicer shall, subject to the provisions set forth below in Section 4.12(b), instruct the Custodian (and notify the Purchasers thereof) to withdraw from the Collection Account and deposit in the Principal Funding Account from the amounts to be paid to the Seller pursuant to Section 4.04(b) of the Agreement (or from Unallocated Principal Collections), on the immediately succeeding Distribution Date (an "Invested Amount Reduction Date"), an amount equal to the Required Initial Invested Amount Reduction Amount. In connection with the foregoing, the Seller shall endeavour (taking into account any seasonality experienced in the Accounts) to minimize the frequency and amounts of Required Initial Invested Amount Reduction Amounts.

        (b) If at the close of business on the last day of any Collection Period during the Revolving Period, the Pool Balance as of such day is greater than the Required Participation Amount as of the following Distribution Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Distribution Date but prior to giving effect to any change therein as a result of the provisions of this
Section 4.12 and the corresponding provisions of any other Supplement), then on the first Determination Date following the end of such Collection Period, the Servicer shall notify the Purchasers, the Custodian and the Seller of the Required Initial Invested Amount Increase Amount, and on the immediately succeeding Distribution Date (an "Invested Amount Increase Date") the Class A Certificateholder shall deposit to the Principal Funding Account and the Servicer shall instruct the Custodian to withdraw from the Principal Funding Account an amount equal to the Required Initial Invested Amount Increase Amount. Such Principal Funding Account withdrawal shall be in payment or partial payment for additional Principal Receivables transferred to the Custodian or allocated to Series 1995-1 and shall be treated as Excess Principal Collections.

        (c) Any Required Initial Invested Amount Reduction Amount and any Required Initial Invested Amount Increase Amount (other than a Required Initial Invested Amount Increase arising pursuant to a request to increase the Maximum Initial Invested Amount under Exhibit D) shall be borne by the Class A Certificateholder.

                                  ARTICLE 5

                          Distributions and Reports
             to Series 1995-1 Master Custodial Certificateholders
             ----------------------------------------------------

SECTION 5.1  Distributions
             -------------

      (a) On each Distribution Date, the Servicer shall cause the Custodian to distribute to each Series 1995-1 Master Custodial Certificateholder of record on the preceding Record Date (other than as provided in Section 12.02 of the Agreement respecting a final distribution) such Series 1995-1 Master Custodial Certificateholder's pro rata share (based on the undivided ownership interest in the Purchased Property as evidenced by the Series 1995-1 Investor Master Custodial Certificates held by such Series 1995-1 Master Custodial Certificateholder) of the amounts on deposit in the Series 1995-1 Accounts as is payable to the Series 1995-1 Master Custodial Certificateholders on such Distribution Date pursuant to Section 4.7.

      (b) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Series 1995-1 Master Custodial Certificateholders hereunder shall at the option of the Servicer be made by wire transfer or by cheque mailed or delivered to each Series 1995-1 Master Custodial Certificateholder at such Series 1995-1 Master Custodial Certificateholder's address appearing in the Master Custodial Certificate Register without presentation or surrender of any Series 1995-1 Master Custodial Certificate or the making of any notation thereon; provided, however, that with respect to Series 1995-1 Investor Master Custodial Certificates registered in the name of the Purchasers subject to the receipt of the Distribution Date Statement pursuant to Section 5.2 (a) hereof, the Custodian shall give wire transfer instructions with respect to such distributions by 10:00 a.m. Toronto time, for wire transfer of such distributions to the account number for each Purchaser set forth in Exhibit E, or such other account in Canada as a Purchaser shall specify to the Servicer and Custodian in writing from time to time in immediately available funds. Subject to receipt of the Distribution Date Statement pursuant to
Section 5.2(a) hereof, not later than 12:00 p.m., Toronto time, on the Business Day preceding the applicable Distribution Date with respect to such distributions, the Custodian shall provide confirmation to each of the Purchasers of its intention to effect such wire transfer on such Distribution Date.

SECTION 5.2  Reports and Statements to Series 1995-1 Master Custodial
             --------------------------------------------------------
             Certificateholders
             ------------------

      (a) At least two Business Days prior to each Distribution Date, the Servicer will provide to the Custodian, to the Purchasers, and on each Distribution Date, the Custodian shall forward to each Series 1995-1 Master Custodial Certificateholder, a statement substantially in the form of Exhibit C prepared by the Servicer setting forth certain information relating to the Purchased Property and the Series 1995-1 Investor Master Custodial Certificates.

      (b) As soon as practicable after the first day of each calendar year, beginning with calendar year 1996, the Custodian shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1995-1 Master Custodial Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 1995-1 Master Custodial Certificateholders as set forth in paragraph (a) above, aggregated for such preceding calendar year or the applicable portion thereof during which such Person was a Series 1995-1 Master Custodial Certificateholder, together with other information as is necessary to enable the Series 1995-1 Master Custodial Certificateholders to prepare their Canadian federal and provincial income and capital tax returns. Such obligation of the Custodian shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Custodian.

      (c) Each of the Custodian, the Servicer and the Seller shall, upon reasonable notice and during normal business hours, in connection with any assessment, reassessment or audit of any Series 1995-1 Master Custodial Certificateholder under or pursuant to any relevant Canadian federal or provincial taxing legislation, or any objection to or appeal from such assessment, reassessment or audit, make available to the affected Series 1995-1 Master Custodial Certificateholder, its advisors and relevant taxing authorities, all information, records, and documents in its possession pertaining to the Purchased Assets or the Master Custodial Certificateholder's ownership interest therein which is relevant to such assessment, reassessment or audit. The obligations of the Custodian, Seller and Servicer under this clause shall survive and continue notwithstanding any termination of or final distribution with respect to this Series Supplement or any termination of custodial arrangements created under the Agreement.


                                  ARTICLE 6

            Amortization Events and Controlled Amortization Notice
            ------------------------------------------------------

SECTION 6.1  Additional Amortization Events
             ------------------------------

      (a) The occurrence of any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Custodian or the Series 1995-1 Master Custodial Certificateholders, be deemed to be a Series 1995-1 Early Amortization Event solely with respect to Series 1995-1:

             (i) on any Determination Date, the average of the Monthly Payment Rates for the two preceding Collection Periods is less than 20%;

            (ii) on any Determination Date, the Available Subordinated Amount for the next Distribution Date will be less than the Required Subordinated Amount on such Determination Date, after giving effect to the distributions to be made on the next Distribution Date;

           (iii)     any Service Default with respect to Series 1995-1 occurs;

            (iv) on any Determination Date, as of the last day of the preceding collection Period, the aggregate amount of Principal Receivables relating to Used Vehicles exceeds 20% of the Pool Balance on such last day;

             (v) any Carry-over Amount or Additional Carry-over Amount arises on six consecutive Distribution Dates;

            (vi) the outstanding principal balance of the Series 1995-1 Investor Master Custodial Certificates is not repaid by the final Controlled Amortization Period Distribution Date;

           (vii) either of the Rating Agencies shall have withdrawn its rating of the Class A Certificate or reduced such rating to a rating category other than its highest investment category and such rating is not restored or increased to such highest investment category within 45 days of such withdrawal or reduction; or

          (viii)     CFC fails to perform any covenant contained in Section
10.1.

      (b) The Servicer shall as soon as possible and in any event within five Business Days after the Servicer becomes aware or ought to have become aware of the occurrence of each Series 1995-1 Early Amortization Event and each event which, with the giving of notice or lapse of time or both would constitute a Series 1995-1 Early Amortization Event, provide a statement of an officer of the Servicer setting forth details as to such Series 1995-1 Early Amortization Event or event and the action which the Servicer has taken or is proposing to take with respect thereto.

SECTION 6.2  Controlled Amortization Notice
             ------------------------------

             For so long as the Class A Certificateholder is Prime Trust, upon the occurrence of an Event of Default, as defined in the Trust Indenture between Prime Trust and CIBC

Mellon Trust Company, as Trustee, dated as of the 3rd day of December, 1997, as the same may be amended, modified or supplemented from time to time, which is continuing, either the Seller or the Class A Certificateholder may at its option deliver to the other, within five days of becoming aware of such event, a Controlled Amortization Notice.


                                  ARTICLE 7

       Purchase of Series 1995-1 Investor Master Custodial Certificates
       ----------------------------------------------------------------

SECTION 7.1  Appointment
             -----------

      (a) Effective on the Closing Date, each of the Purchasers hereby irrevocably appoints, empowers and instructs the Custodian, as its agent to purchase the undivided interest referred to hereinafter in the Account Assets forming part of the Purchased Property as agent for and on behalf of each of the Purchasers and to hold the undivided ownership interest referred to hereinafter in the Purchased Property as agent for and on behalf of each of the Purchasers and all other Master Custodial Certificateholders as tenants in common and authorizes, empowers and instructs the Custodian to take in each Purchaser's name or in its name all actions and exercise on behalf of each of the Purchasers all rights specifically contemplated in the Agreement or any Supplement thereto, including this Series Supplement, including the issuance from time to time of Master Custodial Certificates to the Seller and other Persons who agree to purchase undivided ownership interests as tenants in common in the Purchased Property evidenced by the Master Custodial Certificates, the right to receive and hold for the account of the Master Custodial Certificateholders all Collections and other amounts relating to the Account Assets or other Purchased Property and to handle and disburse such Collections and other amounts in accordance with the Agreement and the Supplements thereto, including this Series Supplement, the right to appoint the Servicer and any Successor Servicer, the right to service and administer the Purchased Property in accordance with the Agreement and the Supplements thereto, including this Series Supplement, the right to release the Purchased Property in accordance with the Agreement and the Supplements thereto, including this Series Supplement (including to permit the Seller or any other Person to retain possession of some or all of the Purchased Property) and the right to enforce the Account Assets and the obligations of the Seller and the Servicer under the Agreement and the Supplements thereto, including this Series Supplement. Each of the Purchasers acknowledges that, except as expressly set forth in the Agreement and the Supplements thereto, including this Series Supplement, the authority of the Custodian to take such actions and exercise such rights thereunder shall be conclusive and neither of the Purchasers shall, as a Master Custodial Certificateholder, have the right to possess the Purchased Property or the proceeds thereof or to enforce or service the Purchased Property on its own behalf. Each of the Purchasers hereby irrevocably authorizes, empowers and instructs the Custodian to execute and deliver on its behalf, as attorney-in-fact or otherwise, all such documents and instruments as may be necessary or desirable to accomplish the foregoing.

      (b) Subject to the terms of the Agreement and the Supplements thereto, including this Series Supplement, the Custodian agrees to act as the agent for each of the Purchasers to perform the function and services and exercise the authority conferred on it by each of the Purchasers pursuant to the Custodial Agreement and the Supplements thereto, including this Series Supplement.

SECTION 7.2  Series 1995-1 Investor Master Custodial Certificates
             ----------------------------------------------------

      Each of the Purchasers acknowledges that its undivided ownership interest in the Purchased Property is to be evidenced by a Series 1995-1 Investor Master Custodial Certificate issued and authenticated by the Custodian in accordance with the Agreement and this Series Supplement. Each of the Purchasers hereby acknowledges and agrees that the rights and obligations of the Series 1995-1 Master Custodial Certificateholders will be governed by the Custodial Arrangement established pursuant to the terms and provisions of the Agreement and the Supplements thereto, including this Series Supplement. Each of the Purchasers also hereby acknowledges and agrees that, by acquiring a Series 1995-1 Investor Master Custodial Certificate and executing this Series Supplement, it shall be bound by the terms and conditions of the Agreement and that the rights accruing to it as the Holder of an undivided ownership interest in the Purchased Property, which is held from time to time by the Custodian as agent for and on behalf of the Master Custodial Certificateholders pursuant to the terms and conditions of the Agreement, are governed by, and may only be exercised in accordance with, the Agreement. Prime Trust hereby designates TD Securities Inc. as its agent for the purposes of the Agreement.

SECTION 7.3  Payment and Delivery of Investor Master Custodial Certificates
             --------------------------------------------------------------

      On the Closing Date, each of the Purchasers shall deliver a certified cheque, bank draft or wire transfer in the amount set forth in the notice in the form of Exhibit D payable to or to the order of the Seller in respect of its purchase of its undivided ownership interest in the Purchased Property. The Custodian acknowledges and agrees by its acceptance and execution of this Series Supplement, to issue and deliver to the Purchasers on the Closing Date, duly executed and authenticated Series 1995-1 Investor Master Custodial Certificates, against payment therefor by certified cheque, bank draft or wire transfer, having an initial principal amount equal to such consideration which payment each of the Purchasers is hereby authorized and directed by the Custodian to make payable to or to the order of the Seller.

SECTION 7.4  Rights of Seller on Sale of Class A Certificate
             -----------------------------------------------

      In the event that Prime Trust wishes to sell the Class A Certificate to a Person or Persons, Prime Trust shall first procure a bona fide arm's length offer (the "Offer") for the Class A Certificate which it intends to accept, and shall give notice of the proposed sale to the Seller (a "Sale Notice"), including the terms and conditions of the Offer. The Seller may elect, within 10 days of the receipt of a Sale Notice to purchase the Class A Certificate on the same terms and conditions as are contained in the Offer. Such purchase and sale shall take place at a time and place mutually convenient to Prime Trust and the Seller, but in any event not later than 30 days following receipt of the relevant Sale Notice by the Seller. In the event the Seller does not elect to purchase the Class A Certificate in accordance herewith, Prime Trust may sell the Class A Certificate pursuant to the Offer. By its entering into of this Series Supplement, as amended and restated, the Seller waives its rights hereunder to receive a Sale Notice and to exercise its right to purchase the Class A Certificate in respect of the sale of the Class A Certificate by TD Trust Company, in its capacity as trustee for CoRe Trust to Prime Trust.


                                  ARTICLE 8

                             Final Distributions
                             -------------------

SECTION 8.1 Sale of Series 1995-1 Master Custodial Certificateholders' Interest Pursuant to Section 2.03 of the Agreement; Distributions Pursuant to Section 7.1 of this Series Supplement or Section 2.03 or 12.02(c) of the Agreement
             -------------------------------------------------------

      (a) The amount to be paid by the Seller to the Collection Account with respect to Series 1995-1 in connection with a purchase of the Series 1995-1 Master Custodial Certificateholders' Interest pursuant to Section 2.03 of the Agreement shall equal the Reassignment Amount for the Distribution Date on which such repurchase occurs.

      (b) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 8.1 of this Series Supplement or
Section 2.03 of the Agreement or any Series 1995-1 Termination Proceeds deposited into the Collection Account pursuant to Section 12.02(c) of the Agreement, the Custodian shall, upon receipt of written instructions from the Servicer, not later than 12:00 noon, Toronto time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following Distribution Date) in the priority set forth below: (i) first,(x) deposit the Invested Amount on such date into the Principal Funding Account and (y) deposit the amount of accrued and unpaid interest on the unpaid balance of the Series 1995-1 Investor

Master Custodial Certificates, plus the amount of any Additional Interest Amount, any Carry-over Amount or Additional Carry-over Amount for such Distribution Date or previously due but not paid to Series 1995-1 Master Custodial Certificateholders on any prior Distribution Date, up to the Reassignment Amount for Series 1995-1, and (ii) second, pay the remainder of any Termination Proceeds to the Seller and any funds on deposit in the Spread Shortfall Account to CFC and the Seller to the extent of their respective interests therein as determined by CFC and the Seller.

      (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Principal Funding Account pursuant to Section 8.1 and all other amounts on deposit therein shall be distributed in full to the Series 1995-1 Master Custodial Certificateholders on such date and any distribution made pursuant to paragraph (b) above shall be deemed to be a final distribution pursuant to
Section 12.02 of the Agreement with respect to Series 1995-1.


                                  ARTICLE 9

                            Change in Circumstance
                            ----------------------

SECTION 9.1  Change in Circumstance
             ----------------------

      If either:

      (a) the introduction of or any change (including, without limitation, any change by way of imposition of a capital or other tax), in or any change in the interpretation of, any law or regulation by any court or governmental authority charged with the administration thereof, after the date hereof; or

      (b) the compliance by a Purchaser with any guideline or request from any governmental authority (whether or not having the force of law) adopted, imposed or made after the date hereof has the effect of

             (i) increasing the cost to such Purchaser of purchasing, funding or maintaining an undivided interest in the Purchased Property hereunder or agreeing to make such Purchase hereunder, or reducing the rate of return to such Purchaser in connection therewith; or

             (ii) reducing the amount receivable by such Purchaser with regard to any Principal Receivable;

the Seller shall, from time to time, upon demand by such Purchaser pay to such Purchaser that portion of such increased costs incurred, amounts not received or receivable, or compensation for such reduction in rate of return which is attributable to purchasing, funding or maintaining an undivided interest in the Purchased Property hereunder. Such Purchaser shall provide the Seller with a certificate setting forth its computation of such increased costs, amounts not received or receivable or reduction in rate of return, which computation may utilize such averaging and attribution methods such Purchaser believes to be reasonable. Such certificate shall be prima facie evidence, absent manifest error, of the amount payable to such Purchaser pursuant to this Section 9.1. Such Purchaser shall, upon becoming aware of an event or circumstance that is likely to, with the passage of time or otherwise, entitle it to demand payment pursuant to this Section 9.1, promptly notify the Seller.


                                  ARTICLE 10

                        Chrysler Financial Corporation
                        ------------------------------

SECTION 10.1 Covenants of CFC
             ----------------

      From the date hereof until the Final Payment Date, CFC covenants with the Class A Certificateholder that it shall, unless the Class A
Certificateholder otherwise consents in writing:

      (a) not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and CFC shall not permit any Person to consolidate with or merge into CFC or convey, transfer or lease its properties and assets substantially as an entirety to CFC unless:

             (i) in case CFC shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which CFC is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of CFC substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any political subdivision thereof or any State thereof and shall expressly assume in writing the obligations of CFC under this Section 10.1; and

            (ii) CFC and the successor Person have delivered to the Class A Certificateholder a certificate of a Responsible Officer and an Opinion of

                     Counsel each stating that such consolidation, merger, conveyance, transfer or lease comply with this Section 10.1(a) and that all conditions precedent herein provided for relating to such transaction have been complied with.

             Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of CFC substantially as an entirety in accordance with this Section 10.1(a), the successor corporation formed by such consolidation or into which CFC is merged or the successor Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of CFC under the Agreement and this Series Supplement with the same effect as if such successor had been named as CFC herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this
             Section 10.1;

      (b) at any time following the failure of the Seller to perform its obligations under this Series Supplement and the Agreement, (including those arising in its capacity as Servicer, if the Seller is at such time the Servicer) which failure is continuing, ensure the due performance of all of the obligations of the Seller (including those arising in its capacity as Servicer, if the Seller is at such time the Servicer) under this Series Supplement and the Agreement and, in the event of any failure of the Seller to perform such obligations, assume all of the liabilities of the Seller (including those arising in its capacity as Servicer, if the Seller is at such time the Servicer) hereunder and thereunder;

      (c) where required under this Series Supplement, deposit amounts required to be so deposited to the Spread Shortfall Account; and

      (d) make all payments to be made by it in the performance of its obligations hereunder without set-off or counterclaim and without deduction or withholding for or on account of any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including any interest, penalties and additions thereto) unless such deduction or withholding is required by any applicable treaty, law, rule or regulation (as modified by the practice of any relevant governmental revenue authority then in effect), in which case it shall pay to the Class A Certificateholder, in addition to any payment to which the Class A Certificateholder is otherwise entitled under this Series Supplement or the Agreement, such additional amount as is necessary to ensure that the net amount actually received by the Class A Certificateholder will equal the full amount the Class A Certificateholder would have received had no such deduction or withholding been required.


                                  ARTICLE 11

                           Miscellaneous Provisions
                           ------------------------

SECTION 11.1 Ratification of Agreement
             -------------------------

      As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

SECTION 11.2 Counterparts
             ------------

      This Series Supplement may be executed in two or more counterparts (and by different parties on separate counterparts) each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 11.3 Governing Law
             -------------

      THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE LAWS OF CANADA APPLICABLE THEREIN, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      IN WITNESS WHEREOF, the Seller, the Servicer, the Purchasers and the Custodian have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

                                    CHRYSLER CREDIT CANADA LTD.,
                                    Seller and Servicer,


                                    By: "Dennis M. Cantwell"
                                        --------------------


                                    THE ROYAL TRUST COMPANY,
                                    Custodian,


                                    By: "Randy Byrne"
                                        --------------------

                                    By: "Patricia T. Benjamin"
                                        ----------------------

                                    PRIME TRUST, Purchaser, by
                                    its Administrator, TD
                                    Securities Inc.


                                    By: "Michael F. Buzanis"
                                        --------------------

                                    By: "William J. Furlong"
                                        --------------------

                                    AUTO RECEIVABLES CORPORATION,
                                    Purchaser


                                    By: "Dennis M. Cantwell"
                                        --------------------

                                    CHRYSLER FINANCIAL
                                    CORPORATION, Limited Guarantor

                                    By: "Dennis M. Cantwell"
                                        --------------------

                                  EXHIBIT A

                         FORM OF CLASS A CERTIFICATE

     (FORM OF FACE OF CLASS A MASTER CUSTODIAL CERTIFICATE, Series 1995-
                                      1)


      THIS MASTER CUSTODIAL CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS MASTER CUSTODIAL CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

      IN ADDITION, NEITHER THIS MASTER CUSTODIAL CERTIFICATE NOR ANY PORTION THEREOF HAS BEEN NOR WILL BE QUALIFIED FOR SALE UNDER THE SECURITIES LAW OF CANADA OR ANY PROVINCE OR TERRITORY THEREOF AND NEITHER THIS MASTER CUSTODIAL CERTIFICATE NOR ANY PORTION THEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN CANADA OR TO, OR FOR THE ACCOUNT OF, ANY RESIDENT OF CANADA, EXCEPT PURSUANT TO A VALID EXEMPTION FROM SUCH SECURITIES LAWS.

      THIS MASTER CUSTODIAL CERTIFICATE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE MASTER CUSTODIAL AND SERVICING AGREEMENT REFERRED TO HEREIN.

No.



             MASTER CUSTODIAL CERTIFICATE, Series 1995-1, CLASS A

              THIS CERTIFICATE EVIDENCES AN UNDIVIDED OWNERSHIP
               INTEREST IN CERTAIN ASSETS HELD BY THE CUSTODIAN
               AS AGENT FOR AND ON BEHALF OF THE HOLDER HEREOF
                       AND ALL OTHER HOLDERS OF MASTER
                 CUSTODIAL CERTIFICATES AS TENANTS IN COMMON
           AS PROVIDED IN THE AMENDED AND RESTATED MASTER CUSTODIAL
          AND SERVICING AGREEMENT REFERRED TO ON THE REVERSE HEREOF.


      The assets so held consist primarily of wholesale (i.e., dealer floorplan) receivables (the "Receivables") generated from time to time in the ordinary course of business in a portfolio of revolving financing arrangements (the "Accounts") of Chrysler Credit Canada Ltd. (the "Seller") meeting certain eligibility criteria. The principal amount of this certificate (the "Series 1995-1 Class A Certificate") on the date hereof is $o and the balance at any time thereafter equals that portion of the Initial Invested Amount (as defined in the Series 1995-1 Supplement referred to on the reverse hereof) which is attributable from time to time to the Holder of this Series 1995-1 Class A Certificate less, without duplication, distributions of principal thereon pursuant to the terms of the Amended and Restated Master Custodial and Servicing Agreement referred to on the reverse hereof. This Series 1995-1 Class A Certificate does not represent an interest in or obligation of the Seller or any affiliate thereof or the Custodian except as specifically provided for in the Amended and Restated Master Custodial and Servicing Agreement referred to on the reverse hereof.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Custodian by manual signature, this Series 1995-1 Class A Certificate shall not entitle the Holder to any benefit under the Amended and Restated Master Custodial and Servicing Agreement referred to on the reverse hereof, or be valid for any purpose.

      THIS Series 1995-1 CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF ONTARIO AND THE
LAWS OF CANADA APPLICABLE THEREIN WITHOUT REFERENCE TO THEIR
CONFLICT OF LAW PROVISIONS.

      IN WITNESS WHEREOF, the Custodian has caused this Series 1995-1 Class A Certificate to be duly executed.

Dated: !
                                 THE ROYAL TRUST COMPANY,
                                 as Custodian


                                 By-------------------------------
                                    Name:
                                    Title:


                                 By-------------------------------
                                    Name:
                                    Title:

                  CUSTODIAN'S CERTIFICATE OF AUTHENTICATION


      This is the Series 1995-1 Class A Certificate described in the Series 1995-1 Amended and Restated Supplement dated as of December 16, 1997 to the within-mentioned Amended and Restated Master Custodial and Servicing Agreement.

                                 THE ROYAL TRUST COMPANY,
                                 as Custodian


                                 By:------------------------
                                    Authorized Officer

                                TRANSFER FORM


FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

-----------------------------------------------------------------------------
                 (please print or Typewrite name and address)

the undivided ownership interest in the Purchased Property (including for greater certainty all rights and entitlements under the Agreement referred to on the reverse hereof to the extent such rights and entitlements relate to the interest so sold, assigned and transferred) evidenced by the within Series 1995-1 Class A Certificate or $-------------------- * of the principal balance thereof and hereby irrevocably constitutes and appoints--------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
attorney to transfer the said undivided ownership interest in the Purchased Property evidenced by the within Series 1995-1 Class A Certificate on the register of the Series 1995-1 Class A Certificates with full power of substitution in the premises.

* If less than the full outstanding principal balance of the undivided ownership interest in the Purchased Property evidenced by the within Series 1995-1 Class A Certificate is to be transferred, indicate in the space provided the principal amount (which must be in minimum denominations of $1,000 and integral multiples of $1,000 thereof) to be transferred.

The Transferee hereby confirms the appointment of the Custodian as the agent of the Transferee for the purposes set out in the Agreement and the Custodian hereby accepts the appointment as agent of the Transferee for these purposes. The Transferee acknowledges and agrees that the sale of the undivided ownership interest in the Purchased Property evidenced by the Master Custodial Certificate to be acquired by the Transferee has not been qualified by a prospectus, and represents and warrants that the sale by the Transferor of the undivided ownership interest in the Purchased Property evidenced by the Master Custodial Certificate and the purchase by the Transferee of the undivided ownership interest in the Purchased Property evidenced by the said Certificate, has complied with all applicable securities laws, regulations and policies of applicable securities regulatory authorities.


DATED                     DATED                      DATED
     ---------------------     ----------------------     ------------------
      Custodian

by
  ----------------------  -------------------------  -----------------------
                          Signature of Transferee    Signature of Transferor

                         (Form of Registration Panel)

                 (No writing hereon except by the Custodian)



            Date of               In Whose Name
         Registration              Registered                   Custodian
         ------------              ------------                 ---------

             FORM OF REVERSE OF Series 1995-1 CLASS A CERTIFICATE

      This Series 1995-1 Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Amended and Restated Master Custodial and Servicing Agreement dated as of December 16, 1997 (as amended and supplemented, the "Agreement"), by and among Chrysler Credit Canada Ltd., as Seller and Servicer, and The Royal Trust Company, as Custodian (the "Custodian"), as supplemented by the Series 1995-1 Amended and Restated Supplement dated as of December 16, 1997 (as amended and supplemented the "Supplement") among Chrysler Credit Canada Ltd., the Custodian, Prime Trust, Chrysler Financial Corporation and Auto Receivables Corporation. The assets held by the Custodian as agent for and on behalf of the Certificateholders pursuant to the Agreement (the "Purchased Property") will include (a) all of the Seller's right, title and interest in, to and under the Receivables in each Account and all Collateral Security with respect thereto owned by the Seller at the close of business on the Cut-Off Date, in the case of the Initial Accounts, and on the applicable Additional Cut-Off Dates, in the case of Additional Accounts, and all monies due or to become due and all amounts received with respect thereto and all proceeds (including Recoveries) thereof, (b) all of the Seller's right, title and interest in, to and under the Receivables in each Account (other than any newly created Receivables in any Designated Account) and all Collateral Security with respect thereto owned by the Seller at the close of business of each Transfer Date and not theretofore conveyed to the Custodian, all monies due or to become due and all amounts received with respect thereto and all proceeds (including Recoveries) thereof, (c) all monies on deposit in, and Eligible Investments credited to the Collection Account or any Series Account, (d) any Enhancements and (e) the contractual rights and remedies of the Custodian under the Agreement. In addition to the Investor Master Custodial Certificates, the Seller's Certificate issued pursuant to the Agreement evidences the Seller's Interest in the Purchased Property. Although a summary of certain provisions of the Agreement is set forth herein, this Series 1995-1 Class A Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Custodian. A copy of the Agreement may be requested from the Custodian by writing to the Custodian at The Royal Trust Company, c/o CIBC Mellon Trust Company, 393 University Avenue, 5th Floor, Toronto, Ontario, M5G 2M7, Attention: Advisory Services. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement and the Supplement.

      The Seller, the Holder of this Series 1995-1 Class A Certificate and each Holder of a Master Custodial Certificate for any Series, by acceptance of its Certificate, agrees to be bound by the terms of the Agreement and to treat, and to take no action inconsistent with the treatment of, this Series 1995-1 Class A Certificate for all purposes, including the purposes of federal or provincial income taxes and capital taxes and any other taxes imposed on or measured by income or capital, as evidencing an undivided ownership interest in the Purchased Property.

      This Series 1995-1 Class A Certificate is not permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed except in accordance with the Agreement, including Section 6.04 of the Agreement.

      The undivided ownership interest of the Holder of this Series 1995-1 Class A Certificate in the Purchased Property shall be extinguished upon the final distribution being made out of the Purchased Property to the Holder of this Series 1995-1 Class A Certificate upon presentation and surrender of this Series 1995-1 Class A Certificate to the Custodian on or after the Distribution Date fixed for such final distribution pursuant to Section 12.02 of the Agreement.

                                  EXHIBIT B

                         FORM OF CLASS B CERTIFICATE

     (FORM OF FACE OF CLASS B MASTER CUSTODIAL CERTIFICATE, Series 1995-
                                      1)


      THIS MASTER CUSTODIAL CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS MASTER CUSTODIAL CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

      IN ADDITION, NEITHER THIS MASTER CUSTODIAL CERTIFICATE NOR ANY PORTION THEREOF HAS BEEN NOR WILL BE QUALIFIED FOR SALE UNDER THE SECURITIES LAW OF CANADA OR ANY PROVINCE OR TERRITORY THEREOF AND NEITHER THIS MASTER CUSTODIAL CERTIFICATE NOR ANY PORTION THEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN CANADA OR TO, OR FOR THE ACCOUNT OF, ANY RESIDENT OF CANADA, EXCEPT PURSUANT TO A VALID EXEMPTION FROM SUCH SECURITIES LAWS.

      THIS CLASS B CERTIFICATE IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT IN ALL RESPECTS TO THE CLASS A CERTIFICATE. NO AMOUNT SHALL BE PAID BY THE SERVICER OR THE CUSTODIAN NOR SHALL THE HOLDER OF THE CLASS B CERTIFICATE TAKE OR RECEIVE FROM THE SERVICER, THE SELLER OR THE CUSTODIAN ANY PAYMENT IN RESPECT OF THE PRINCIPAL OR INTEREST ALLOCATED TO THE CLASS B CERTIFICATE, UNLESS AND UNTIL THE PRINCIPAL ALLOCATED TO THE CLASS A CERTIFICATE WHICH SHALL BE THEN DUE AND PAYABLE AND ALL INTEREST ALLOCABLE THERETO WHICH SHALL BE THEN DUE AND PAYABLE IN RESPECT OF THE CLASS A CERTIFICATE, INCLUDING ANY ADDITIONAL CLASS A INTEREST AMOUNT, CLASS A CARRY-OVER AMOUNT OR ADDITIONAL CLASS A CARRY-OVER AMOUNT, SHALL HAVE BEEN PAID IN FULL (OR SUCH PAYMENT SHALL HAVE BEEN PROVIDED FOR) TO THE EXTENT AND IN THE MANNER PROVIDED FOR IN THE AMENDED AND RESTATED MASTER CUSTODIAL AND SERVICING AGREEMENT AND THE SERIES 1995-1 AMENDED AND RESTATED SUPPLEMENT REFERRED TO HEREIN.

      THIS MASTER CUSTODIAL CERTIFICATE IS NOT PERMITTED TO BE
TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR

CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE MASTER CUSTODIAL AND SERVICING AGREEMENT REFERRED TO HEREIN.

No.



             CLASS B MASTER CUSTODIAL CERTIFICATE, Series 1995-1

              THIS CERTIFICATE EVIDENCES AN UNDIVIDED OWNERSHIP
               INTEREST IN CERTAIN ASSETS HELD BY THE CUSTODIAN
               AS AGENT FOR AND ON BEHALF OF THE HOLDER HEREOF
                       AND ALL OTHER HOLDERS OF MASTER
                 CUSTODIAL CERTIFICATES AS TENANTS IN COMMON
           AS PROVIDED IN THE AMENDED AND RESTATED MASTER CUSTODIAL
          AND SERVICING AGREEMENT REFERRED TO ON THE REVERSE HEREOF.


      The assets so held consist primarily of wholesale (i.e., dealer floorplan) receivables (the "Receivables") generated from time to time in the ordinary course of business in a portfolio of revolving financing arrangements (the "Accounts") of Chrysler Credit Canada Ltd. (the "Seller") meeting certain eligibility criteria. The principal amount of this certificate (the "Series 1995-1 Class B Certificate") on the date hereof is $o and the balance at any time thereafter equals that portion of the Initial Invested Amount (as defined in the Series 1995-1 Amended and Restated Supplement referred to on the reverse hereof) which is attributable from time to time to the Holder of this Series 1995-1 Class B Certificate. This Series 1995-1 Class B Certificate does not represent an interest in or obligation of the Seller or any affiliate thereof or the Custodian except as specifically provided for in the Amended and Restated Master Custodial and Servicing Agreement referred to on the reverse hereof.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Custodian by manual signature, this Series 1995-1 Class B Certificate shall not entitle the Holder to any benefit under the Amended and Restated Master Custodial and Servicing Agreement referred to on the reverse hereof, or be valid for any purpose.

      THIS Series 1995-1 CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF ONTARIO AND THE
LAWS OF CANADA APPLICABLE THEREIN WITHOUT REFERENCE TO THEIR
CONFLICT OF LAW PROVISIONS.

      IN WITNESS WHEREOF, the Custodian has caused this Series 1995-1 Class B Certificate to be duly executed.

Dated: !

                                 THE ROYAL TRUST COMPANY,
                                 as Custodian


                                 by
                                   ----------------------------
                                    Name:
                                    Title:


                                 by
                                   ----------------------------
                                    Name:
                                    Title:

                  CUSTODIAN'S CERTIFICATE OF AUTHENTICATION


      This is the Series 1995-1 Class B Certificate described in the Series 1995-1 Amended and Restated Supplement dated as of December 16, 1997 to the within-mentioned Amended and Restated Master Custodial and Servicing Agreement.

                                 THE ROYAL TRUST COMPANY,
                                 as Custodian


                                  By:
                                     -----------------------------
                                     Authorized Officer

                                TRANSFER FORM


FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

-----------------------------------------------------------------------------
                 (please print or Typewrite name and address)

the undivided ownership interest in the Purchased Property (including for greater certainty all rights and entitlements under the Agreement referred to on the reverse hereof to the extent such rights and entitlements relate to the interest so sold, assigned and transferred) evidenced by the within Series 1995-1 Class B Certificate or $--------------------------------- * of
the principal balance thereof and hereby irrevocably constitutes and appoints
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
attorney to transfer the said undivided ownership interest in the Purchased Property evidenced by the within Series 1995-1 Class B Certificate on the register of the Series 1995-1 Class B Certificates with full power of substitution in the premises.

* If less than the full outstanding principal balance of the undivided ownership interest in the Purchased Property evidenced by the within Series 1995-1 Class B Certificate is to be transferred, indicate in the space provided the principal amount (which must be in minimum denominations of $1,000 and integral multiples of $1,000 thereof) to be transferred.

             The Transferee hereby confirms the appointment of the Custodian as the agent of the Transferee for the purposes set out in the Agreement and the Custodian hereby accepts the appointment as agent of the Transferee for these purposes. The Transferee acknowledges and agrees that the sale of the undivided ownership interest in the Purchased Property evidenced by the Master Custodial Certificate to be acquired by the Transferee has not been qualified by a prospectus, and represents and warrants that the sale by the Transferor of the undivided ownership interest in the Purchased Property evidenced by the Master Custodial Certificate and the purchase by the Transferee of the undivided ownership interest in the Purchased Property evidenced by the said Certificate, has complied with all applicable securities laws, regulations and policies of applicable securities regulatory authorities.


DATED                           DATED                       DATED
    ---------------------------      -----------------------     --------------
      Custodian

by
----------------------   ------------------------    ------------------------
                         Signature of Transferee     Signature of Transferor

                         (Form of Registration Panel)

                 (No writing hereon except by the Custodian)



        Date of                      In Whose Name
     Registration                     Registered                Custodian
     ------------                     ----------                ---------

             FORM OF REVERSE OF Series 1995-1 CLASS B CERTIFICATE

      This Series 1995-1 Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Amended and Restated Master Custodial and Servicing Agreement dated as of December 16, 1997 (as amended and supplemented, the "Agreement"), by and among Chrysler Credit Canada Ltd., as Seller and Servicer, and The Royal Trust Company, as Custodian (the "Custodian"), as supplemented by the Series 1995-1 Amended and Restated Supplement dated as of December 16, 1997 (as amended and supplemented the "Supplement") among Chrysler Credit Canada Ltd., the Custodian, Prime Trust, Chrysler Financial Corporation and Auto Receivables Corporation. The assets held by the Custodian as agent for and on behalf of the Certificateholders pursuant to the Agreement (the "Purchased Property") will include (a) all of the Seller's right, title and interest in, to and under the Receivables in each Account and all Collateral Security with respect thereto owned by the Seller at the close of business on the Cut-Off Date, in the case of the Initial Accounts, and on the applicable Additional Cut-Off Dates, in the case of Additional Accounts, and all monies due or to become due and all amounts received with respect thereto and all proceeds (including Recoveries) thereof, (b) all of the Seller's right, title and interest in, to and under the Receivables in each Account (other than any newly created Receivables in any Designated Account) and all Collateral Security with respect thereto owned by the Seller at the close of business of each Transfer Date and not theretofore conveyed to the Custodian, all monies due or to become due and all amounts received with respect thereto and all proceeds (including Recoveries) thereof, (c) all monies on deposit in, and Eligible Investments credited to the Collection Account or any Series Account, (d) any Enhancements and (e) the contractual rights and remedies of the Custodian under the Agreement. In addition to the Investor Master Custodial Certificates, the Seller's Certificate issued pursuant to the Agreement evidences the Seller's Interest in the Purchased Property. Although a summary of certain provisions of the Agreement is set forth herein, this Series 1995-1 Class B Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Custodian. A copy of the Agreement may be requested from the Custodian by writing to the Custodian at The Royal Trust Company, c/o CIBC Mellon Trust Company, 393 University Avenue, 5th Floor, Toronto, Ontario, M5G 2M7, Attention: Advisory Services. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement and the Supplement.

      This Class B Certificate is subordinate and junior in right of payment in all respects to the Class A Certificate. No amount shall be paid by the Servicer or the Custodian nor shall the Holders of the Class B Certificate take or receive from the Servicer, the Seller or the Custodian any payment in respect of the principal or interest allocated to the Class B Certificate, unless and until the principal allocated to the Class A Certificate which shall be then due and payable and all interest allocable thereto which shall be then due and payable in respect of the Class A Certificate, including any Additional Class A Interest Amount, Class A Carry-over Amount or

                                      2
Additional Class A Carry-over Amount, shall have been paid in full (or such payment shall have been provided for) to the extent and in the manner provided for in the Agreement.

      The Seller, the Holder of this Series 1995-1 Class B Certificate and each Holder of a Master Custodial Certificate for any Series, by acceptance of its Certificate, agrees to be bound by the terms of the Agreement and to treat, and to take no action inconsistent with the treatment of, this Series 1995-1 Class B Certificate for all purposes, including the purposes of federal or provincial income taxes and capital taxes and any other taxes imposed on or measured by income or capital, as evidencing an undivided ownership interest in the Purchased Property.

      This Series 1995-1 Class B Certificate is not permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed except in accordance with the Agreement, including Section 6.04 of the Agreement.

      The undivided ownership interest of the Holder of this Series 1995-1 Class B Certificate in the Purchased Property shall be extinguished upon the final distribution being made out of the Purchased Property to the Holder of this Series 1995-1 Class B Certificate upon presentation and surrender of this Series 1995-1 Class B Certificate to the Custodian on or after the Distribution Date fixed for such final distribution pursuant to Section 12.02 of the Agreement.

                                  EXHIBIT C

                     FORM OF DISTRIBUTION DATE STATEMENT

                                 See Attached

                                  EXHIBIT D

                     REQUEST FOR PURCHASE OF INCREASE IN
                       MAXIMUM INITIAL INVESTED AMOUNT

TO:   Holders of Master Custodial Certificates, Series 1995-1

      The undersigned hereby requests that each of you agree to purchase an increase in your undivided ownership interest in the Purchased Property, at a purchase price and on the terms and conditions as set forth below:

1.    Purchase Price:

             Class A:                                    !
             Class B:                                    !

      Total Maximum Initial Invested Amount:     !

2.    Additional Issue Expenses for the
      [Maximum Initial Invested Amount/Increase in the Maximum Initial Invested Amount]



             Advisory Fee:                         !
             Legal Fees:                           !
             Rating Agency Fees:                   !
             Other Fees:                           !
3.    Utilized Program Fee:

4.    Unutilized Program Fee:

5. Conditions Precedent to Purch[Insert appropriate conditions precedent to increases]



      Terms used herein which are not defined herein shall have the meanings ascribed thereto in the Amended and Restated Master Custodial and Servicing Agreement dated as of December

16, 1997 (as amended and supplemented), by and among Chrysler Credit Canada Ltd., as Seller and Servicer, and The Royal Trust Company, as Custodian.

      Dated this       day of                   ,       .

                                    CHRYSLER CREDIT CANADA LTD.,
                                    Seller


                                     By:
                                        -------------------------

                     NOTICE OF ACCEPTANCE OF INCREASE IN
                       MAXIMUM INITIAL INVESTED AMOUNT


TO:   Chrysler Credit Canada Ltd., as Seller and Servicer

TO:   The Royal Trust Company, as Custodian


      Pursuant to the request (the "Request") of Chrysler Credit Canada Ltd., as Seller dated o, the undersigned Purchasers of the Class A Certificate and Class B Certificate hereby notify you that each of the undersigned agrees on the terms and conditions specified in the Request to purchase an increase in its undivided ownership interest in the Purchased Property, which purchases shall be, as between the Class A Certificateholder and Class B Certificateholder, in amounts based on our respective outstanding principal balances of Series 1995-1 Investor Master Custodial Certificates, so that the Maximum Initial Invested Amount following such purchases shall be $!.

      Terms used herein which are not defined herein shall have the meanings ascribed thereto in the Amended and Restated Master Custodial and Servicing Agreement dated as of December 16, 1997 (as amended and supplemented) by and among Chrysler Credit Canada Ltd., as Seller and Servicer, and The Royal Trust Company, as Custodian.

      Dated this        day of                       ,        .

                                    PRIME TRUST, Purchaser by its
                                    Administrator, TD Securities Inc.


                                     By:
                                        ---------------------------


                                     By:
                                        ---------------------------


                                     AUTO RECEIVABLES CORPORATION


                                     By:
                                        ---------------------------

                                  EXHIBIT E

                            SERIES 1995-1 ACCOUNTS


MAIN COLLECTION ACCOUNT                                088029002

1995-1 RESERVE FUND ACCOUNT                            098898001

1995-1 YIELD SUPPLEMENT ACCOUNT                        098899001
                                                       098900001

1995-1 SPREAD SHORTFALL ACCOUNT                        088029009
1995-1 PRINCIPAL FUNDING ACCOUNT

                                  EXHIBIT F

                               FORM OF OPINION

                                 See Attached